UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Codorus Valley Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 1

April 7, 2017

Dear Fellow Shareholders of Codorus Valley Bancorp, Inc.:

On behalf of the Corporation’s Board of Directors, I am pleased to invite you to attend Codorus Valley Bancorp, Inc.’s Annual Meeting of Shareholders to be held on Tuesday, May 16, 2017, at 9:00 a.m., prevailing time. The location of the Annual Meeting is the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403. At the Annual Meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the Proxy Statement and Notice of Meeting is a proxy card and the Corporation’s 2016 Annual Report to Shareholders on Form 10-K.

The principal business of the meeting is:

●	To elect three Class C directors, each to serve for a term of three years and until their successors are elected and qualified;

●	To approve an advisory, non-binding resolution regarding executive compensation;

●	To approve the 2017 Codorus Valley Bancorp, Inc. Long-Term Incentive Plan;

●	To ratify the appointment of BDO USA, LLP as Codorus Valley Bancorp, Inc.’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017; and

●	To transact any other business that is properly presented at the Annual Meeting.

The Notice of Meeting and Proxy Statement accompanying this letter describe the specific business to be acted upon in more detail.

I am delighted that you have invested in Codorus Valley Bancorp, Inc., and I hope that, whether or not you plan to attend the Annual Meeting, you will vote as soon as possible, either electronically through the Internet, by telephone or by following the instructions on the enclosed proxy card and returning the proxy in the envelope provided. The prompt return of your proxy will save the Corporation expenses involved in further communications, and will ensure your representation at the Annual Meeting if you do not attend in person.

We continue to evaluate the benefits of moving toward the electronic delivery of proxy materials in the future. If you would be strongly opposed to receiving proxy materials via the Internet, please let us know. We appreciate your feedback.

Thank you for your continued support and I look forward to seeing you on May 16, 2017.

Sincerely,

Larry J. Miller
Chairman, President and Chief Executive Officer

CODORUS VALLEY BANCORP, INC.

NASDAQ TRADING SYMBOL: CVLY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

PROXY STATEMENT

2017

www.peoplesbanknet.com

PROXY STATEMENT

Dated and to be mailed on or about April 7, 2017

Codorus Valley Bancorp, Inc.

Codorus Valley Corporate Center

105 Leader Heights Road

York, Pennsylvania 17403

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2017

CODORUS VALLEY BANCORP, INC.

CODORUS VALLEY CORPORATE CENTER

105 LEADER HEIGHTS ROAD

YORK, PENNSYLVANIA 17403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2017

TO THE SHAREHOLDERS OF CODORUS VALLEY BANCORP, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Codorus Valley Bancorp, Inc. will be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania, on Tuesday, May 16, 2017, at 9:00 a.m., prevailing time, for the purpose of considering and voting upon the following matters:

1.	To elect three Class C directors, each to serve for a three-year term and until their successors are elected and qualified;

2.	To approve an advisory, non-binding resolution regarding executive compensation;

3.	To approve the 2017 Codorus Valley Bancorp, Inc. Long-Term Incentive Plan;

4.	To ratify the appointment of BDO USA, LLP as Codorus Valley Bancorp, Inc.’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017; and

5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Only those shareholders of record at the close of business on March 1, 2017 are entitled to notice of and to vote at the meeting. Please vote as soon as possible, either electronically through the Internet, by telephone or by following the instructions on the enclosed proxy card and returning the proxy in the envelope provided. Your proxy is revocable at any time by voting again through the Internet or by telephone, or by delivering notice of revocation or a later dated proxy to the Secretary of the Corporation before the vote at the meeting.

Your vote is important and voting electronically through the Internet, by telephone or by written proxy, will ensure your representation at the Annual Meeting if you do not attend in person.

We enclose with this Notice of Annual Meeting and Proxy Statement a proxy card (with voting instructions) and a copy of the Corporation’s 2016 Annual Report on Form 10-K.

BY ORDER OF THE BOARD OF DIRECTORS

Benjamin F. Riggs, Jr., Esq.
Secretary

York, Pennsylvania

April 7, 2017

YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY, EITHER ELECTRONICALLY THROUGH THE INTERNET, BY TELEPHONE, OR BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2017. This Notice of Annual Meeting and Proxy Statement, proxy card and 2016 Annual Report are available at: www.proxyvote.com.

GENERAL

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Codorus Valley Bancorp, Inc. (the “Corporation”) to be used at the 2017 Annual Meeting of Shareholders. This Proxy Statement and the related proxy card are being first distributed to shareholders on or about April 7, 2017.

The Corporation will bear the expense of soliciting proxies. In addition to the use of the mail, the directors, officers and employees of the Corporation and its subsidiaries may, without additional compensation, solicit proxies in person or by telephone, e-mail, Internet or facsimile.

The Annual Meeting of Shareholders will be held on Tuesday, May 16, 2017, at 9:00 a.m. at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania. Shareholders of record at the close of business on March 1, 2017 are entitled to vote at the meeting.

At the Annual Meeting, shareholders will vote:

●	To elect Three Class C directors, each to serve for a three-year term and until their successors are elected and qualified;

●	To approve an advisory, non-binding resolution regarding executive compensation;

●	To approve the Codorus Valley Bancorp Inc. 2017 Long-Term Incentive Plan;

●	To ratify the appointment of BDO USA, LLP as the Corporation’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017; and

●	To transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

In addition, the Corporation may ask shareholders to approve the minutes of the prior shareholders’ meeting. However, approval of such minutes is an administrative action and does not constitute approval of, or a vote for, any of the matters set forth in the minutes.

Proxies and Voting Procedures

You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Alternatively, you may vote by telephone or electronically through the Internet by following the instructions on the proxy card. Submitting your voting instructions through one of these methods will not affect your right to attend the meeting and will not limit your right to vote at the annual meeting if you later decide to attend in person.

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you may have the right to direct your broker or nominee how to vote, and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street-name shares in person at the meeting unless you obtain a proxy executed in your favor from the holder of record. Please contact your broker or nominee for a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Please note that brokers or nominees may not cast a vote on your behalf for the election of directors or on any other matter that is not routine without instruction from you.

By properly completing a proxy, you appoint Cindy L. Baugher, Jann Allen Weaver and Wanda Waugh as proxy holders to vote your shares as indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR election of the director nominees identified in this Proxy Statement, FOR approval of the advisory, non-binding resolution regarding executive compensation, FOR approval of the 2017 Codorus Valley

Bancorp, Inc. Long-Term Incentive Plan and FOR ratification of BDO USA, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

You may revoke a previously delivered proxy by delivering written notice of revocation to Benjamin F. Riggs, Jr., Esq., Secretary of the Corporation, or by executing a later dated proxy and giving written notice of the revocation to Mr. Riggs at any time before the proxy is voted at the Annual Meeting. If you submitted your proxy by Internet or by telephone, you can vote again by voting over the Internet or by telephone. We will honor the latest vote received. Proxy holders will vote shares represented by written proxies, if properly signed and returned to the Secretary, in accordance with instructions of the shareholders.

If you are a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, the enclosed proxy will serve as a voting instruction card for your shares held in the Plan. Wells Fargo Bank, N.A., the Plan administrator, will vote your shares held in the Dividend Reinvestment and Stock Purchase Plan in the same manner as you indicate on your proxy card.

At the close of business on March 1, 2017, the record date for the Annual Meeting, the Corporation had 8,431,256 shares of common stock, par value $2.50 per share, issued and outstanding. Each share is entitled to one vote on all matters submitted to a vote of the shareholders.

Quorum

A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business at the Annual Meeting. Under Pennsylvania law and the Corporation’s Bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions, while not votes cast, will be counted as present for purposes of determining the presence of a quorum. Shares of common stock represented by “broker non-votes” (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules of the New York Stock Exchange or the instrument under which it serves in such capacity, or (iii) the record holder has indicated on the proxy or otherwise notified the Corporation that it does not have authority to vote such shares on that matter) will be counted as present for purposes of determining the presence of a quorum only if such shares have been voted at the meeting on a matter other than a procedural motion.

Required Vote

In the case of the election of directors, the three nominees receiving the highest number of votes shall be elected. A “Withhold” vote will have the effect of a vote against the election of the nominee. Abstentions and broker non-votes will have no effect on the election of directors.

Approval of each of the other proposals identified in this Proxy Statement requires the affirmative vote of a majority of the shares present at the meeting, in person or by proxy. Abstentions and broker non-votes that are counted only for purposes of determining a quorum will have the effect of a vote against each of these other proposals.

Although the Board knows of no other business to be presented at the Annual Meeting, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the instructions of the Board as permitted by Securities and Exchange Commission (SEC) Rule 14a-4(c).

Cautionary Statement Regarding Forward-Looking Statements

This Proxy Statement and the documents that have been incorporated herein by reference may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, these statements can be identified by the use of words such as “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,”

“potential,” “predict,” “should,” “target,” “will,” “would” and similar expressions. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of our business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations, including industry consolidation and development of competing financial products and services; interest rate movements; changes in credit quality; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; volatilities in the securities markets; and deteriorating economic conditions, and other risks and uncertainties, including those detailed in our filings with the SEC.

Although forward-looking statements help provide additional information about us, investors should keep in mind that forward-looking statements are only predictions, at a point in time, and are inherently less reliable than historical information. You are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. We assume no obligation to update any forward-looking statement in order to reflect any event or circumstance that may arise after the date of this Proxy Statement, other than as may be required by applicable law or regulation.

GOVERNANCE OF THE CORPORATION

Our Board of Directors believes that the purpose of corporate governance is to maximize long-term shareholder value in a manner consistent with applicable law and with the highest standards of integrity. The Board adheres to corporate governance practices that the Board and management believe promote this purpose, are sound and represent best practices. We continually review these governance practices against changes in applicable federal and Pennsylvania (the state in which we are incorporated) law, the rules and listing standards of the NASDAQ Stock Market, and the rules and regulations of the SEC, as well as best practices suggested by recognized governance authorities.

Director Independence

Currently, our Corporate Board of Directors has eight (8) members. The Board has determined that the following six (6) directors are independent in accordance with the independence standards of the NASDAQ Stock Market: D. Reed Anderson, Esq., Lead Director; Brian D. Brunner; Cynthia A. Dotzel, CPA; Jeffrey R. Hines, P.E.; MacGregor S. Jones; and Dallas L. Smith.

In determining the directors’ independence, in addition to matters disclosed under “Related Person Transactions”, the Board of Directors considered each director’s beneficial ownership of Corporation common stock and loan transactions between the Corporation’s wholly-owned bank subsidiary, PeoplesBank, a Codorus Valley Company (the “Bank”), and the directors, their family members and businesses with whom they are associated, as well as any contributions made by the Bank to non-profit organizations with whom such persons are associated. In each case, the Board determined that none of the transactions above impaired the independence of the director.

Board Structure

The Corporation’s senior leadership is currently shared between the Board’s Chairman, President and Chief Executive Officer and the Board’s Vice Chairman and Lead Director.

The Board believes that Mr. Miller’s service as President and Chief Executive Officer of the Bank from 1981 to 2016 and the Corporation since its incorporation in 1986 uniquely qualifies him for this role, and that the addition of several key members to the Corporation’s executive management team in recent years allows Mr. Miller the time necessary to perform the additional duties of Chairman. The Board of Directors also believes that Mr. Miller’s leadership of the Corporation over the last thirty years, together with his knowledge of the current business and regulatory environment, will ensure that management is aligned with the Board and positioned to effectively implement the business strategy endorsed by the Board.

Our Chairman is currently responsible for ensuring the smooth functioning and efficient operation of our Board by guiding the processes of our Board, presiding at Board meetings and at shareholder meetings, and acting as a liaison between our Board and our management team. In this regard, our Chairman consults regularly with our executives over business matters and provides our executives with consultation and advice on matters that require prompt attention.

The Corporation has designated D. Reed Anderson, Esq., as the independent Lead Director. As Lead Director, Mr. Anderson presides at any Board meeting at which the Chairman is not present, including executive sessions of the independent directors; serves as a liaison between the Chairman and the independent directors; reviews and consults with the Chairman regarding meeting agendas and meeting schedules of the Board; has the authority to call meetings of the independent directors; receives and responds directly to shareholder and other stakeholder questions and comments that are directed to the Lead Director or to the independent directors as a group; serves as Chair of the Corporate Governance and Nominating Committee and assists with the identification and recommendation of Board candidates; and serves as Chair of the Compensation Committee and participates in its evaluation and discussion of the Corporation’s Chief Executive Officer’s performance with the Chief Executive Officer.

Moreover, on at least a semi-annual basis, when the independent directors meet in executive session, without the presence of management, the independent directors meet under the leadership of the independent Lead Director.

Meetings and Committees of the Board of Directors

The Board of Directors of Codorus Valley Bancorp, Inc. met fourteen (14) times during 2016. During 2016, all directors attended at least 75% of the meetings of the Board of Directors and of the various committees on which they served. While the Corporation has no formal policy in place, directors are strongly encouraged to attend the Annual Meeting of Shareholders. All of our then serving directors attended the 2016 Annual Meeting of Shareholders except Cynthia A. Dotzel, and we anticipate that all directors will attend this year’s meeting.

The Board of Directors of the Corporation has a standing Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee and Enterprise Risk Management Committee, each of which is described below.

Audit Committee. The Audit Committee of the Board of Directors is comprised solely of directors who meet the applicable standards for independence of audit committee members of the NASDAQ Stock Market and possess the requisite knowledge or experience to serve on the Audit Committee. The current members of the Audit Committee are: Cynthia A. Dotzel, CPA (Chair); Jeffrey R. Hines, P.E., (Vice Chair); D. Reed Anderson, Esq.; and Dallas L. Smith. The Audit Committee met four (4) times during 2016.

The principal duties of the Audit Committee, as set forth in its charter, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures and recommending to the Board the engagement of the Corporation’s independent registered public accounting firm. The Audit Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Cynthia A. Dotzel, CPA, Chair of the Committee, has been designated by the Board as the Audit Committee financial expert. In designating Ms. Dotzel as the Audit Committee financial expert, the Board considered her more than 35 years’ experience as a practicing certified public accountant, and her prior audit committee experience. Furthermore, the Board of Directors believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee.

The Audit Committee operates under a written charter, which is available on the Corporation’s website at www.peoplesbanknet.com. Click on the “Investor Relations” link at the top of the home page, click on “Governance Documents” in the left-hand margin, and then click on the “Audit Committee Charter” link.

Compensation Committee. All members of the Compensation Committee are independent under applicable independence standards of the NASDAQ Stock Market. The current members of the Compensation Committee are: D. Reed Anderson, Esq. (Chairman); Jeffrey R. Hines, P.E. (Vice Chair); Brian D. Brunner; Cynthia

A. Dotzel, CPA; MacGregor S. Jones; and Dallas L. Smith. The Compensation Committee met ten (10) times during 2016.

The principal duties of the Compensation Committee include evaluating and recommending to the Board compensation plans, policies, and programs for the executive officers of the Corporation and its subsidiaries. The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of three or more members of the committee.

The Compensation Committee’s processes and procedures for consideration and determination of executive compensation are described below in the section titled “Compensation Discussion and Analysis” entitled “Role of the Compensation Committee, Management and Compensation Consultant in the Executive Compensation Process.”

The Compensation Committee operates pursuant to a written charter, which is available on the Corporation’s website at www.peoplesbanknet.com. Click on the “Investor Relations” link at the top of the home page, click on “Governance Documents” in the left-hand margin, and then click on the “Compensation Committee Charter” link. The Committee has the authority under its charter to select, retain and terminate counsel, consultants and other experts. For information concerning Meridian Compensation Partners, LLC, the compensation consultant currently retained by the committee, see the section of “Compensation Discussion and Analysis” entitled “Role of the Compensation Consultant.”

Corporate Governance and Nominating Committee. All members of the Corporate Governance and Nominating Committee are independent under applicable independence standards of the NASDAQ Stock Market. The current members of the Corporate Governance and Nominating Committee are: D. Reed Anderson, Esq. (Chairman); Jeffrey R. Hines, P.E. (Vice Chair); Brian D. Brunner; Cynthia A. Dotzel, CPA; MacGregor S. Jones; and Dallas L. Smith. The Corporate Governance and Nominating Committee met two (2) times during 2016.

The principal duties of the Corporate Governance and Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Corporation and providing oversight in the evaluation of the Board and each committee.

The Corporate Governance and Nominating Committee operates pursuant to a written charter, which is available on the Corporation’s website at www.peoplesbanknet.com. Click on the “Investor Relations” link at the top of the home page, click on “Governance Documents” in the left-hand margin, and then click on the “Corporate Governance and Nominating Committee Charter” link.

Role of the Board in Risk Oversight

The Board of Directors is responsible for oversight of the various risks facing the Corporation. In this regard, the Board seeks to understand and oversee the most critical risks relating to the Corporation’s business, to allocate responsibilities for the oversight of risks among the full Board and its committees, and to see that management has in place effective systems and processes for managing risks facing the Corporation. Overseeing risk is an ongoing process, and risk is inherently tied to strategy and to strategic decisions. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. While the Board oversees risk, management is charged with identifying and managing risk within the risk appetites set by the Board.

The Board implements its risk oversight function both as a whole and through delegation to various committees. These committees meet regularly and report back to the full Board. The following committees play particularly significant roles in carrying out the risk oversight function.

●	The Enterprise Risk Management Committee: The Enterprise Risk Management Committee operates pursuant to a written charter, and provides general risk oversight and is generally responsible for risk management, which includes monitoring and ensuring that credit risk, interest rate risk, liquidity risk, price risk, transaction risk, compliance risk, strategic risk and reputation risk assumed by the Corporation is consistent with the levels established by the Board.

The committee is comprised of the Chief Risk Officer (Chair), Executive Chairman of the Bank, President and Chief Executive Officer of the Bank, General Counsel, Chief Financial Officer, Chief Credit Officer, BSA and Security Officer, and Loan Review Officer, as well as representatives from the Board of Directors (currently MacGregor S. Jones and Harry R. Swift, Esq.). The Enterprise Risk Management Committee met six (6) times during 2016. The Enterprise Risk Management Committee takes minutes at each of its meetings, and those minutes are reviewed and accepted by the Board of Directors.

●	The Compensation Committee: The Compensation Committee evaluates the risks and rewards associated with the Corporation’s compensation philosophy and programs.

●	The Audit Committee: The Audit Committee oversees the Corporation’s processes for assessing risks and the effectiveness of the Corporation’s system of internal controls. In performing this function, the Audit Committee considers information from the Corporation’s independent registered public accounting firm, internal auditors, and other consultants as it determines appropriate, and discusses relevant issues with management and the independent registered public accounting firm.

Director Nomination Process

The Corporate Governance and Nominating Committee is responsible for identifying and evaluating individuals qualified to become members of the Board of Directors and to recommend such individuals to the Board of Directors for consideration and nomination. The Corporate Governance and Nominating Committee and the Board of Directors endeavor to recruit and retain Board members who demonstrate intellectual capacity, strong interpersonal skills, good business instinct, objectivity and the highest level of personal and professional integrity. When evaluating current members of the Board of Directors and prospective candidates for the Board of Directors, the Committee seeks to balance the skill sets and attributes of existing Board members with the need for other complementary skills, talents and qualities that will position the Corporation to successfully implement its strategic vision.

In addition to requiring that each existing director and candidate for nomination possesses unquestionable character and a commitment to contribute to the success of the Corporation and the stewardship of the community, the Corporate Governance and Nominating Committee’s evaluation of director candidates includes an assessment of issues and factors regarding the individual’s education, business experience, accounting and financial expertise, age, diversity, reputation, civic and community relationships and knowledge and experience in matters that impact diversified community financial institutions. The Committee will also take into account the director candidate’s ability to devote adequate time to corporate matters, including being prepared for, and participating in, all meetings of the Board of Directors and any committees to which he or she may be assigned. When the Corporate Governance and Nominating Committee is considering current members of the Board of Directors for nomination for reelection, the Committee considers prior performance, as well as meeting attendance records.

The current practice of the Corporate Governance and Nominating Committee is to identify potential director candidates through a variety of sources. The Committee considers recommendations made by current or former directors or members of management. Potential candidates may also be identified through contacts in the business, civic, academic, legal and non-profit communities served by the Corporation. The Chairman of the Corporate Governance and Nominating Committee determines how best to approach director candidates regarding a potential nomination.

Regarding new director candidates, the Corporate Governance and Nominating Committee will evaluate whether the nominee is independent, as independence is defined under applicable standards of the NASDAQ Stock Market, and whether the nominee meets the qualifications for director outlined above, as well as any special qualifications applicable to membership on any committee to which the nominee may be appointed to serve if elected. A majority of the Board of Directors must meet the criteria for “independence” established by the NASDAQ Stock Market, and the Committee will consider any conflicts of interest that might impair that independence prior to making a decision.

The Corporate Governance and Nominating Committee will consider recommendations received from Corporation shareholders. Shareholders may recommend qualified director candidates by writing to:

Benjamin F. Riggs, Jr., Esq.

Corporate Secretary

Codorus Valley Bancorp, Inc.

P.O. Box 2887

York, PA 17405-2887

Submissions must include information regarding a candidate’s citizenship, age, background, business and personal addresses, qualifications, experience, principal occupation or employment, directorships and other positions held by the candidate in business, charitable and community organizations and his/her willingness to serve as a member of the Board of Directors. Based on a preliminary assessment of the candidate’s qualifications, the Corporate Governance and Nominating Committee may conduct interviews with, and request additional information from, the candidate.

The Board does not have a formal policy for considering director candidates recommended by shareholders due to the infrequency of nominations, but its policy is to give due consideration to any and all candidates and there are no differences in how the Corporate Governance and Nominating Committee evaluates a candidate for director based on whether the candidate is recommended by the Committee or by a shareholder.

Nomination of Directors

Article 10, Section 10.1 of the Corporation’s Bylaws requires that nominations for election as a director be made pursuant to timely notice in writing to the Secretary. To be timely, a shareholder’s notice must be delivered to or received at the principal executive office of the Corporation not less than 90 days prior to the one year anniversary date of the preceding meeting of shareholders called to elect directors. The notice must provide the specific information required by Section 10.1 of the Bylaws. The Board is required to determine whether nominations have been made in accordance with the requirements of the Bylaws. If the Board determines that a nomination was not made in accordance with the Bylaws, the shareholder may be given an opportunity to cure any deficiency in accordance with the Bylaws.

You may obtain a copy of the Corporation’s Bylaws by writing to Benjamin F. Riggs, Jr., Esq., Corporate Secretary, Codorus Valley Bancorp, Inc., P.O. Box 2887, York, PA 17405-2887. Additionally, a copy of the Corporation’s current Bylaws has been filed with the SEC as Exhibit 3.1 to Form 8-K filed January 12, 2016.

Deadline for Submission of Shareholder Proposals

In order for a shareholder to include a proposal in the Corporation’s Proxy Statement for presentation at the 2018 Annual Meeting of Shareholders, the proposal must be received by the Corporation at its principal executive offices c/o Benjamin F. Riggs, Jr., Esq., Corporate Secretary, Codorus Valley Bancorp, Inc., P.O. Box 2887, York, PA 17405-2887, no later than December 9, 2017. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. If a shareholder proposal is submitted to the Corporation after December 9, 2017, it will not be included in the Corporation’s 2018 Proxy Statement.

Under Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended, if any shareholder proposal intended to be presented at the 2017 Annual Meeting of Shareholders without inclusion in our proxy statement is received at our principal executive offices after February 15, 2017, then a proxy will have the ability to confer discretionary authority to vote on the proposal.

Commencing with the 2018 Annual Meeting, in order for a shareholder proposal to be considered timely, it must be received by the Corporation at its principal executive offices at least 120 days prior to the first anniversary of the date of the Corporation’s release of its proxy statement in connection with the preceding year’s annual meeting and otherwise comply with the provisions of Section 2.6 of the Corporation’s Bylaws. Failure to comply may result in the proposal being disregarded. The deadline for submission in connection with the 2018 Annual Meeting is December 9, 2017.

Communicating with Directors

The Board of Directors has established a process for shareholders and other interested parties to communicate directly with the Chairman of the Board of Directors or its independent directors, individually, or the Board of Directors, collectively, by submitting written correspondence to the following address:

Chairman of the Board of Directors (or name of individual, independent director)

c/o Benjamin F. Riggs, Jr., Esq.

Corporate Secretary

Codorus Valley Bancorp, Inc.

P.O. Box 2887

York, PA 17405-2887

The Corporate Secretary may facilitate direct communications with the Board of Directors or individual, independent directors by reviewing and summarizing such communications. All such communications will be referred to the Chairman of the Board of Directors or individual, independent directors for consideration unless otherwise instructed by the Board of Directors.

PROPOSAL 1 – Election of Directors

The Corporation’s Bylaws provide that the Board of Directors shall consist of not less than five (5) nor more than twenty-five (25) persons. The Bylaws also provide that the Board of Directors shall be divided into three (3) classes, with directors of each class to be elected for a term of three (3) years, so that the term of office of one class of directors expires at the annual meeting each year. Each class consists, as nearly as possible, of one-third of the directors. The Board of Directors determines the number of directors in each class.

A majority of the Board of Directors may increase or decrease the number of directors between meetings of the shareholders. Any vacancy occurring on the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the expiration of the term of the class of directors to which he or she was appointed. The Corporation’s Bylaws mandate the retirement of directors at age 75.

The Board of Directors has fixed the number of directors at eight (8). There are three (3) nominees for the Board of Directors for election at the 2017 Annual Meeting. The Board of Directors has nominated the following three (3) individuals for election to the Board of Directors, each for a three-year term:

Nominees for Class C Directors

For a Three Year Term Expiring in 2020

D. Reed Anderson, Esq.

MacGregor S. Jones

Larry J. Miller

Each of the nominees presently serves as a director of the Corporation.

If the nominees should become unavailable for any reason, proxies received from shareholders will be voted in favor of substitute nominees, as the Board of Directors shall determine. The Board of Directors has no reason to believe that the nominees will be unable to serve if elected.

Cumulative voting does not exist in the election of directors. Each share of Corporation common stock is entitled to cast one vote for each nominee. For example, if a shareholder owns ten shares of common stock, he or she may cast up to ten votes for each of the three nominees to be elected.

The Board of Directors recommends a vote FOR the foregoing nominees.

Information about Nominees and Continuing Directors

Information, as of April 7, 2017, concerning the three nominees for election to the Board of Directors and the five continuing directors appears below. Each of the nominees and continuing directors also serves as a director of the Bank.

Name and Age	Director Since	Principal Occupation and Business Experience for the Past Five Years and Positions Held With Codorus Valley Bancorp, Inc. and Subsidiaries

Nominees for Class C – Continuing Directors with Terms Expiring in 2020

D. Reed Anderson, Esq. (74)	1994

Mr. Anderson currently serves as the Board’s Lead Director. Mr. Anderson has served as a director of both the Corporation and the Bank since 1994. He is the Chairman of the Corporation’s Corporate Governance and Nominating Committee, Chairman of the Compensation Committee, member of the Audit Committee and is also a member of the Bank’s Wealth Management Committee. Mr. Anderson has been an attorney with the law firm of Stock and Leader since 1970, having graduated from The Pennsylvania State University and received his J.D. from The Dickinson School of Law. Mr. Anderson served as a Captain in the U.S. Army during the Vietnam War. He has served as Chairman of the Board of Directors of the York County Chamber of Commerce, the York County March of Dimes Foundation, WellSpan Health Systems, and YorkCounts, as well as an elder of Centre Presbyterian Church. Mr. Anderson also currently serves in a number of other leadership capacities for various York County non-profit organizations. He is a native resident of York County.

The Corporate Governance and Nominating Committee believes that the attributes, skills and qualifications Mr. Anderson has developed through his background in the legal field, his leadership roles in charitable and community organizations, and his professional experiences as a business leader and lawyer, as well as his knowledge and experience as a director of the Bank and Corporation, enable him to provide continued business expertise to the Board of Directors and has nominated him for re-election.

MacGregor S. Jones (71)	1993

A resident of York County since 1957, Mr. Jones has served as a director of both the Corporation and the Bank since 1993. He currently is a member of the Corporation’s Corporate Governance and Nominating Committee, the Compensation Committee and the Enterprise Risk Management Committee. A 1968 graduate of Gettysburg College, during his career Mr. Jones worked in the manufacturing industry for AMF, Inc., in the computer industry for Computer Allied Systems, Inc., and is a retired Ford and General Motors dealership owner. Currently, Mr. Jones is heavily involved in the field of automotive fuel and energy technology as a stockholder of Talbert Fuel Systems, Inc. and as a Member of York Innovators Group, LLC. Mr. Jones has served in governance capacities for: Gettysburg College, York-Adams Boy Scout

Council, Yorkshire United Methodist Church, and on many boards and committees throughout the York community.

The Corporate Governance and Nominating Committee believes that the attributes, skills and qualifications Mr. Jones has developed through his business background, his leadership roles in charitable and community organizations, and his professional experiences as a business leader, as well as his knowledge and experience as director of the Bank and Corporation, enable him to provide continued business expertise to the Board of Directors and has nominated him for re-election.

Larry J. Miller (65)	1986

Mr. Miller currently serves as Chairman of the Board, President and Chief Executive Officer for the Corporation, Executive Chairman of the Bank and is currently a member of the Corporation’s Enterprise Risk Management Committee. A resident of York County since 1972, Mr. Miller has served as a director, President and Chief Executive Officer of the Corporation since 1986 and the from Bank 1981 to 2016, and served as Vice Chairman of both Boards from 2004 until his appointment as Chairman in August 2015. He attended York College of Pennsylvania, is a graduate from The Pennsylvania School of Banking at Bucknell University, and has served as Chairman of the Board of Directors of the United Way of York County, the York County Economic Development Corporation, YorkCounts and the Cultural Alliance of York County. Mr. Miller is currently Chairman of the Wellspan Health System Board of Directors and serves in leadership capacities for various other non-profit organizations.

The Corporate Governance and Nominating Committee believes that the attributes, skills and qualifications Mr. Miller has developed through his banking background, his leadership roles in charitable and community organizations, and his professional experiences as a business leader, as well as his knowledge and experience as director and President and Chief Executive Officer of the Bank and Corporation, enable him to provide continued banking and business expertise to the Board of Directors and has nominated him for re-election.

Class A –Continuing Directors with Terms Expiring in 2018

Brian D. Brunner, (61)	2016

Mr. Brunner has served as a director of the Corporation since January 12, 2016 and the Bank since September 15, 2015. He is a member of the Corporation’s Corporate Governance and Nominating Committee, the Corporation’s Compensation Committee and the Bank’s Technology Steering Committee. Mr. Brunner has served as the Division President of Account and Item Processing within the Global Sales Organization of Fiserv, Inc.  and is also a member of the Association for Financial Technology.  Mr. Brunner was an organizer and founding director of Bay Net Community Bank, a de novo bank established in the Baltimore, Maryland region. Mr. Brunner previously served as an independent director on the Board of Madison Bancorp, Inc., which was acquired by Codorus Valley Bancorp, Inc. on January 16, 2015.

The Corporate Governance and Nominating Committee believes that his 30 plus years of experience in the financial services industry, extensive knowledge of the Maryland markets and expertise in financial services technology enables Mr. Brunner to provide unique expertise to the Board of Directors.

Jeffrey R. Hines, P.E. (55)	2011

Mr. Hines has served as a director of both the Corporation and the Bank since 2011. He currently Vice Chair of the Corporation’s Corporate Governance and Nominating Committee, Vice Chair of the Compensation Committee and Vice Chair of the Audit Committee. Since 2008, Mr. Hines has served as President and Chief Executive Officer, as well as a member of the Board of Directors, of The York Water Company, a Pennsylvania public utility and NASDAQ listed company. Mr. Hines served in various additional capacities with York Water Company since 1995, including Vice President of Engineering, Secretary, Chief Operating Officer and Engineering Manager. Mr. Hines also serves in leadership roles on numerous non-profit and trade organizations.

The Corporate Governance and Nominating Committee believes that the attributes, skills and qualifications Mr. Hines has developed through his business background, his leadership role at York Water Company, Inc., and his leadership roles in non-profit and trade organizations enable him to provide continued business expertise to the Board of Directors.

Dallas L. Smith (71)	1986

Mr. Smith has served as a director of both the Corporation and the Bank since 1986 and 1983, respectively, and is a member of the Corporation’s Corporate Governance and Nominating Committee, the Compensation Committee and the Audit Committee and is a member of the Bank’s Wealth Management Committee. Since 1988, Mr. Smith has served as President of Bruce V. Smith, Inc., a retail corporation specializing in furniture (doing business as Smith Village), originally established by his father in 1932. Mr. Smith is a graduate from The Wharton School, University of Pennsylvania and is a native resident of York County.

The Corporate Governance and Nominating Committee believes that the attributes, skills and qualifications Mr. Smith has developed through his economic background and his professional experiences as a business leader in the retail sector, as well as his knowledge and experience as director of the Bank and Corporation, enable him to provide continued business expertise to the Board of Directors.

Class B – Continuing Directors with Terms Expiring in 2019

Cynthia A. Dotzel, CPA (62)	2011

A lifelong resident of York County, Ms. Dotzel currently serves as a director and practicing CPA with the public accounting firm of Baker Tilly Virchow Krause, LLP, which acquired SF & Company, CPAs & Business Advisors, in November 2015, where she practiced as a CPA since 2009. Mrs. Dotzel has served as a director of both the Corporation and Bank since 2011 and is the Chair of the Corporation’s Audit Committee, and a member of both the Compensation Committee and Corporate Governance Committee. Prior to her current position, Ms. Dotzel founded the accounting firm Dotzel and Company, where she practiced for over 35 years of experience in the accounting industry. Additionally, Ms. Dotzel has numerous civic, charitable and professional affiliations, many of which involve leadership roles, and previously served as a Board Member and Audit Committee Chair for Waypoint Financial Corp., Waypoint Bank, York Financial Corp. and York Federal Savings & Loan. Mrs. Dotzel also serves in leadership roles on numerous non-profit and trade organizations.

The Corporate Governance and Nominating Committee believes that Ms. Dotzel’s professional and financial services experience, as well as her roles in civic, charitable and professional organizations, enable her to provide continued business and financial expertise to the Board of Directors.

Harry R. Swift, Esq. (69)	2012

Mr. Swift has served as a director of both the Corporation and the Bank since January 2012, is a member of the Corporation’s Enterprise Risk Management Committee and is Chairman of the Bank’s Wealth Management Committee. A resident of York County since 1973, Mr. Swift is an attorney and was employed with the Bank beginning in 1997 and retired as General Counsel and Secretary on December 31, 2013. He remained employed with the Bank on a part time basis through March 2014. At various times, Mr. Swift served as Executive Vice President, Secretary, Chief Operating Officer, General Counsel, and Cashier of the Bank and/or the Corporation. Prior to his employment with the Bank, Mr. Swift was in private practice and provided representation to the financial services industry. Mr. Swift has over 30 years of combined service in the financial services industry.

The Corporate Governance and Nominating Committee believes that his 30 plus years of experience in the financial services industry enables Mr. Swift to provide continued business and institutional expertise to the Board of Directors.

INFORMATION CONCERNING SECURITY OWNERSHIP

Beneficial ownership of shares of the Corporation’s common stock is determined in accordance with SEC Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, in which the person has or shares:

●	Voting power, which includes power to vote or to direct the voting of the stock;

●	Investment power, which includes the power to dispose or direct the disposition of the stock; or

●	The right to acquire beneficial ownership within 60 days after March 1, 2017.

Beneficial Ownership of Principal Holders

The following table shows, to the best of the Corporation’s knowledge, those persons or entities who owned of record or beneficially, on December 31, 2016, more than 5% of the Corporation’s outstanding common stock.

Name & Address	Amount & Nature of
of Beneficial Owner	Beneficial Ownership	Percent of Class
The Banc Funds Company LLC affiliates	759,869(1)	9.00%
20 North Wacker Drive, Suite 3300
Chicago, IL 60606

FMR LLC	729,224(2)	8.70%
245 Summer Street
Boston, MA 02210

Wellington Management Group LLP	425,939(3)	5.08%
c/o Wellington Management Co. LLP
280 Congress Street
Boston, MA 02210

(1) This information is based solely on Schedule 13G/A filed jointly by Banc Fund VI L.P, Banc Fund VII L.P., Banc Fund VIII, L.P., and Banc Fund IX L.P., (the “Partnerships”) with the SEC on February 9, 2017, reporting ownership as of December 31, 2016. The Partnerships are directly or indirectly controlled by The Bank Funds Company LLC. Charles J. Moore, the principal shareholder of The Banc Funds Company LLC, has voting and investment power over all 759,869 shares beneficially owned by the Partnerships.
(2) This information is based solely on Schedule 13G/A filed by FMR LLC with the SEC on February 14, 2017 reporting ownership as of December 30, 2016. FMR LLC has sole voting power over 73,621 shares beneficially owned and sole disposition power over all 729,224 shares beneficially owned.
(3) This information is based solely on Schedule 13G filed by Wellington Management Group LLP with the SEC on February 15, 2017 reporting ownership as of December 30, 2016. Wellington Management Group LLP has shared voting and investment power over all 425,939 shares beneficially owned.

Beneficial Ownership of Executive Officers and Directors

The following table sets forth, as of March 1, 2017, and from information supplied by the respective persons, the amount and the percentage, if over 1%, of the common stock of the Corporation beneficially owned by each director, each nominee for director, each of the named executive officers and all executive officers and directors of the Corporation as a group.

Name of Individual or Identity of Group	Amount and Nature of Beneficial Ownership(1)	Percent of Class

Directors and Nominees
D. Reed Anderson, Esq.	41,934(2)	*
Brian D. Brunner	16,135(3)	*
Cynthia A. Dotzel, CPA	41,810(4)	*
Jeffrey R. Hines, P.E.	10,201(5)	*
MacGregor S. Jones	40,250(6)	*
Larry J. Miller	109,347(7)	1.30%
Dallas L. Smith	51,784(8)	*
Harry R. Swift, Esq.	9,622(9)	*
Named Executive Officers
A. Dwight Utz	31,712(10)	*
Charles T. Field, CPA	583(11)	*
Diane E. Baker, CPA	10,409(12)	*
Michael D. Peduzzi, CPA(13)	n/a	*
Amy L. Doll	6,990(14)	*
Matthew A. Clemens	20,700(15)	*
All Executive Officers and Directors as a Group (15 persons)	394,658	4.72%

* Indicates beneficial ownership of less than 1%.
(1) Unless otherwise indicated, to the knowledge of the Corporation, all persons listed have sole voting and investment power with respect to their shares of Corporation common stock, except to the extent authority is shared by spouses under applicable law. Fractional shares beneficially owned by such individuals have been rounded down to the number of whole shares beneficially owned. Pursuant to the rules of the SEC, the number of shares of common stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of March 1, 2017 (“presently exercisable stock options”).
(2) Includes 12,839 shares held in Mr. Anderson’s 401(k) plan and 19,109 shares issuable pursuant to presently exercisable stock options.
(3) Includes 16,135 shares held jointly with Mr. Brunner's spouse.
(4) Includes 6,391 shares issuable pursuant to presently exercisable stock options.
(5) Includes 150 shares held jointly with Mr. Hines’ spouse, 1,352 shares held by his spouse and 8,173 shares issuable pursuant to presently exercisable stock options.
(6) Includes 24,458 shares held jointly with Mr. Jones’ spouse, 5,197 shares held in his spouse’s IRA, and 8,443 shares issuable pursuant to presently exercisable stock options.

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(7) Includes 24,100 shares held jointly with Mr. Miller’s spouse, 1,959 shares held jointly with his daughter, 1,959 shares held jointly with his son, 1,485 shares held in Mr. Miller’s IRA, 8,846 shares of unvested restricted stock, and 3,802 shares issuable pursuant to presently exercisable stock options.
(8) Includes 938 shares held in Mr. Smith’s spouse’s IRA and 26,626 shares issuable pursuant to presently exercisable stock options.
(9) Includes 525 shares held in Mr. Swift’s IRA and 5,089 shares issuable pursuant to presently exercisable stock options.
(10) Includes 13,434 shares held in Mr. Utz's IRA, 6,861 shares of unvested restricted stock, and 11,337 shares issuable pursuant to presently exercisable stock options.
(11) Includes 583 shares of unvested restricted stock.
(12) Includes 2,395 shares of unvested restricted stock and 4,720 shares issuable pursuant to presently exercisable stock options.
(13) Mr. Peduzzi resigned from his position as Treasurer and Assistant Secretary of the Corporation on March 11, 2016. Mr. Peduzzi beneficially owned 2,769 shares as of the date of his resignation.
(14) Includes 2,560 shares of unvested restricted stock and 3,794 shares issuable pursuant to presently exercisable stock options.
(15) Includes 2,482 shares of unvested restricted stock and 14,070 shares issuable pursuant to presently exercisable stock options.

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Executive Officers

The following table identifies each of the executive officers of the Corporation, their age as of April 7, 2017, the position they currently hold and their professional experience during the prior five years.

Name	Age	Position and Prior Professional Experience

Larry J. Miller	65

Chairman of the Board of the Corporation since 2015; President and Chief Executive Officer of the Corporation since 1986; Executive Chair of the Bank since March 8, 2016; and President and Chief Executive Officer of the Bank from 1981 through his retirement from such positions on March 8, 2016.

A. Dwight Utz	62

President and Chief Executive Officer of the Bank since March 8, 2016; Executive Vice President and Chief Operating Officer of the Corporation since September 2015; Executive Vice President and Chief Operating Officer of the Bank from September 2015 to March 8, 2016; President and Chief Executive Officer of ECB Bancorp, Inc. and East Carolina Bank from 2009 to June 2013; Executive Vice President and Chief Retail Officer of MidSouth Bancorp, Inc. from 2001 to 2009.

Benjamin F. Riggs, Jr., Esq.	53

General Counsel and Secretary of the Corporation and Bank since January 2014; General Counsel and Secretary of Four Seasons Produce, Inc. 2005 to 2013; Vice President and Senior Counsel of Sovereign Bank from 2004 to 2005; Vice President and Assistant General Counsel of Waypoint Bank from 2000 to 2004; Assistant General Counsel of York Federal Savings & Loan Association from 1994 to 2000.

Charles T. Field, CPA	52

Treasurer and Assistant Secretary of the Corporation since November 2016; Senior Vice President and Chief Financial Officer of the Bank since November 2016; Senior Vice President and Chief Financial Officer of East River Bank in Philadelphia, Pennsylvania from 2014 to 2016; Senior Vice President and Chief Financial Officer of both the Westchester Bank Holding Corporation and the Westchester Bank from 2008 to 2013; Senior Vice President and Chief Financial Officer of Interchange Financial Services from 2003 to 2007 and held the position of Manager in the Financial Institutions Audit Group for Deloitte & Touche, LLP from 1987 to 1995.

Diane E. Baker, CPA	46

Vice President of the Corporation since 2002; Senior Vice President and Chief Risk Officer of the Bank since March 2016; Enterprise Risk Management Officer from 2014 to March 2016; Vice President and Internal Auditor of the Corporation and Bank from 2002 to 2014.

INFORMATION CONCERNING COMPENSATION

Executive Compensation

Compensation Discussion and Analysis

The Compensation Committee (referred to in this discussion as the “Committee”) assists the Board of Directors and maintains responsibility for establishing and implementing the Corporation’s executive compensation philosophy for the Corporation and the Bank (hereinafter referred to as the compensation policies of the Corporation), as well as monitoring adherence to the policies and practices of compensation programs maintained by the Corporation for all employees (including equity and non-equity-based incentive programs and retirement programs). This Compensation Discussion and Analysis section is intended to help our shareholders understand the Corporation’s compensation philosophy, objectives, components and practices. This section also describes the Committee’s decisions made during 2016 as they relate to the compensation of our named executive officers.

The following officers have been identified as our named executive officers:

Larry J. Miller	–	Chairman, President and Chief Executive Officer of the Corporation
Charles T. Field	–	Treasurer of the Corporation
Michael D. Peduzzi	–	Former Treasurer of the Corporation
Diane E. Baker.	–	Interim Treasurer and Vice President of the Corporation
A Dwight Utz	–	President and Chief Executive Officer of the Bank
Amy L. Doll	–	Sr. Vice President and Chief Lending Officer of the Bank
Matthew A. Clemens	–	Sr. Vice President and Chief Administrative Officer of the Bank

Executive Summary

Key 2016 Business Accomplishments

The 2016 year was a very successful one for the Corporation despite a very challenging economic and regulatory environment. The Bank continued to achieve organic growth through the opening of multiple new offices. As we look back on the 2016 year as an organization, we are extremely proud of the following key accomplishments:

Key Strategic Accomplishments:

●	Opened a new financial center in Hereford, Maryland featuring enhanced technologies and continued expansion into the Maryland market.

●	Opened two new offices in Lancaster, Pennsylvania, a new loan production office in East Hempfield Township and a new limited services center on the Masonic Village campus, enhancing the Bank’s ability to generate new relationships and serve its customers in this rapidly growing market.

●	Created a new SBA Lending Department to provide specialized lending products and services to a segment of our commercial customer base.

●	Further solidified our executive leadership team and Board of Directors with the hiring of a Chief Financial Officer, the hiring of a Chief Information Officer, and the appointment of a Chief Administrative Officer.

●	Acquired the Naming Rights to PeoplesBank Park, the facility that houses the York, Pennsylvania based York Revolution independent league baseball team.

Key Financial Accomplishments:

●	Total assets grew to over $1.6 billion by the end of 2016, total loans and deposits grew to over $1.3 billion respectively, reflecting both continued organic growth throughout the year in both our core business and retail banking activities.

●	The Corporation redeemed the remaining 12,000 shares of preferred stock (valued at $12 million) held by the United States Treasury under its Small Business Lending fund Program in February 2016, through the $34.5 million public offering which was completed in December 2015.

●	Earnings for the year ended December 31, 2016 were $1.56 per share basic and $1.55 per share diluted, with a return on average equity of 8.47 percent, as adjusted.

●	Distributed to common shareholders both a five percent common stock dividend and cash dividends totaling $0.496 per share.

Key 2016 Compensation Program Attributes

The Committee strives to implement an executive compensation program that is aligned with the philosophy of the Corporation, as well as achieves its desired objectives. Overall, we believe that our compensation programs are fair, reasonable, competitive with our peers and reflective of best practice. Listed below are some of the key attributes of our compensation program, which form the basis for our opinion:

●	Our salaries are competitive with the median for comparably-sized financial institutions.

●	Our overall compensation program is performance-oriented and reflects our pay-for-performance culture.

●	We have strong risk-mitigating design principles, such as placing caps on our annual incentive opportunities, assessing performance across multiple measures - including asset quality, and including vesting requirements on our long-term incentive awards.

●	We seek and receive advice from independent experts in executive compensation.

2016 Compensation Decisions

The Corporation’s significant accomplishments in 2016, including those identified above, led to a number of decisions by the Committee and Board throughout the year that reflect the desire to retain and motivate an employee base and executive team that will continue to challenge each other for performance results. Key highlights as they relate to compensation programs or actions include:

●	Mid-year salary adjustments for certain named executive officers to more closely reflect market value for such positions, as well as their increased responsibilities associated with the realignment of their functions when Mr. Utz assumed the role of President and Chief Executive Officer of the Bank on March 8, 2016.

●	Continued inclusion of performance goals and caps in our annual executive incentive plan to promote short-term, but responsible, growth.

●	Continued reliance on equity grants with various vesting periods to incent retention and promote long-term stock appreciation.

The remainder of this Compensation Discussion & Analysis, as well as the Summary Compensation Table and supporting tabular disclosures, are intended to provide greater detail on the compensation philosophy, roles, programs, processes, and actions in 2016.

Executive Compensation Philosophy and Objectives

The Committee believes the success of the Corporation is driven through hiring, developing and retaining qualified executives who are motivated to perform for the benefit of our shareholders, the community, clients and employees. The executive compensation program is designed to:

●	Further the strategic goals of the Corporation.

●	Align the interests of our executives with our shareholders.

●	Be balanced in terms of the mix of cash and equity compensation payable under the program.

●	Be competitive with our peers.

●	Motivate and reward executives for achievement of high levels of performance against defined goals and objectives – both short- and long-term.

●	Enable the Corporation to attract and retain key executives capable of maximizing the Corporation’s performance.

●	Be prudent and fiscally responsible.

●	Ensure regulatory compliance.

●	Provide for a balanced mix of fixed and variable compensation.

●	Motivate and reward executives without encouraging undue risk-taking which could materially threaten the safety and soundness of the Corporation or any individual business unit.

The Corporation seeks to provide all of its executive officers with a comprehensive program of compensation and benefit opportunities consistent with prevailing practices among publicly-traded financial services organizations of similar asset size (including slightly smaller and slightly larger), market profiles, operating circumstances and regionally similar geographic locations. The Committee believes that this level of market competitiveness appropriately positions the Corporation to attract, motivate, reward and retain the caliber of executive talent required to enable the Corporation to achieve its short- and long-term strategic goals and objectives. When deemed necessary by the Committee, position values are established based on compensation practices of larger institutions with which the Corporation competes for executive talent in its local and regional labor market.

The executive compensation program is intended to provide participating executives with a balanced and market-competitive mix of fixed and performance-based variable compensation and benefit provisions. The variable compensation features include annual cash incentives to reward short-term performance relative to our annual business plans and long-term incentives, in the form of equity grants, to reward future performance of the Corporation and increased shareholder value. Short- and Long-Term incentives are designed to focus executives’ efforts on the strategic goals and objectives of the Corporation and to link executives’ financial rewards with the interests of the Corporation’s shareholders.

All components of compensation, both fixed and variable are targeted at the median of our industry peer group, as identified by the Committee in consultation with its compensation consultant. The variable incentive award opportunities allow executives to earn total compensation which is above the median of industry norms when their individual and collective performance significantly exceeds established goals and objectives as outlined in the Corporation’s strategic plan or goals and objectives established for their positions. When corporate and or individual performance is below goals and objectives, variable compensation plans are designed to result in compensation that lags behind the market.

Role of the Compensation Committee, Management and the Compensation Consultant in the Executive Compensation Process

Role of the Compensation Committee

The Compensation Committee is appointed by the Corporation’s Board of Directors to discharge the Board’s responsibilities relating to compensation of the Corporation’s executive officers and other key employees of its subsidiaries. Six members of our Board of Directors sit on the Committee, each of whom is an independent director under the NASDAQ Stock Market listing requirements. To fulfill its responsibilities, the Committee meets at least quarterly throughout the year (met ten times in 2016). The Chair of the Committee reports on Committee actions at meetings of the Board of Directors. Written minutes of Committee meetings are prepared, presented to and accepted by the Board.

The Committee has overall responsibility for evaluating and approving the compensation plans, policies and programs of the Corporation applicable to its key executives. In discharging its responsibilities, the Committee establishes the Corporation’s general compensation philosophy, and oversees the development and implementation of the Corporation’s executive compensation programs and related policies.

The Committee reviews the operation and effectiveness of the executive compensation program on a continuous basis discussing current regulatory issues, industry trends and internal Corporation needs with respect to executive compensation.

The Committee may request information from management about the Corporation, the performance of the business and the executive compensation program to evaluate effectiveness and to recommend program modifications and changes for Board consideration. It may also recommend to the Board changes in the scope of its responsibilities beyond the positions currently designated as “executive” to include other critical positions in the Corporation.

Based upon corporate goals and objectives approved by the Board, the Compensation Committee annually reviews and approves corporate goals and objectives that are specifically relevant to both the Bank’s Executive Chairman and Chief Executive Officer’s compensation and evaluates their respective performance in light of those goals and objectives. Based on such evaluation, the Committee sets the compensation (including base salary, incentive compensation, employment terms (such as severance agreements, employment agreements and change in control agreements, if and when appropriate and equity-based awards or special or supplemental benefits) of both the Bank’s Executive Chairman and Chief Executive Officer subject to ratification by the full Board of Directors. In determining compensation, the Compensation Committee may consider, among other factors, the Corporation’s performance and relative shareholder return, the nature, extent and acceptability of risks that both the Bank’s Executive Chairman and Chief Executive Officer may be encouraged to take by such compensation, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Bank’s Executive Chairman and Chief Executive Officer in past years.

In addition to determining both the Bank’s Executive Chairman and Chief Executive Officer compensation, the Committee annually reviews and recommends to the Board for approval the compensation of executive officers other than the Executive Chairman and Chief Executive Officer.

The Committee is also responsible for reviewing the Corporation’s incentive compensation plans, equity-based plans, retirement plans, deferred compensation plans and welfare benefit plans. Unless their administration is otherwise delegated in accordance with the provisions of such plans, the Committee administers such plans, including determining any incentive or equity-based awards to be granted to executive officers under such plans.

In order to discharge its responsibilities, the Committee has the authority and is provided the resources to obtain advice and assistance from internal or external legal, compensation, human resource, accounting and other advisors or consultants as it deems necessary or appropriate. These services are provided as a matter of practice as requested by the Committee and such advisors report directly to the Committee.

Details on the Committee’s functions are more fully described in its charter. As part of its responsibilities, the Committee reviews its charter in the development of an annual work plan and recommends any proposed changes to the Board for approval. The Committee’s Charter can be viewed at the Corporation’s website, www.peoplesbanknet.com under the “Governance Documents” tab.

The Committee will continue to review, evaluate, and revise the compensation philosophy as appropriate to meet its desired objectives.

Role of the Compensation Consultant

The Committee has the authority to hire, terminate, and seek the services of compensation consulting and advisory firms as it deems appropriate. These advisors serve as independent counsel and report directly to the Committee. As a matter of general policy the Committee does not prohibit its advisors from providing services to management, but any such engagements must be approved by the Committee.

The Committee hired the independent outside consulting firm Meridian Compensation Partners, LLC, sometimes referred to in this discussion as Meridian, which specializes in executive and board compensation. Meridian reports directly to the Committee and carries out its responsibilities to the Committee in coordination with the human resources department, as requested by the Committee. Meridian only provides services on behalf of the Committee and did not perform any additional services to the Corporation during 2016.

Role of Management

The Committee often requests other non-committee members of the Board and one or more members of the Bank’s executive or senior management, such as the Executive Chairman, Chief Executive Officer and the Chief Administrative Officer, to be present at Committee meetings where executive compensation and corporate or individual performance are discussed and evaluated. Although the Committee is ultimately responsible for executive compensation decisions, information and input from senior management is critical to ensuring the Committee and its advisors have the information needed to make informed decisions. Executives may provide insight, suggestions or recommendations regarding executive compensation. However, only Committee members vote on decisions regarding executive compensation. In all cases, no executive officer shall be present at meetings at which their compensation or performance is discussed or determined by the Committee.

Below is a summary of the role of management in assisting the Committee to discharge its responsibilities:

●	The Executive Chairman and Chief Executive Officer develop recommendations for corporate goals and corresponding weightings and incentive performance metrics for the annual executive incentive plan and presents the same to the Committee for its consideration. The Committee has final approval of the goals, weightings and metrics to be used for purposes of the annual executive incentive plan.

●	The Bank’s Chief Executive Officer presents performance summaries and recommendations relating to the other named executive officers and other key executives’ compensation to the Committee for its review and approval. The Committee Chair ensures feedback is shared with the full Board for the purposes of making informed compensation decisions.

●	As deemed necessary, the Executive Chairman, Chief Executive Officer and Chief Administrative Officer provide the Committee with data necessary to evaluate and implement compensation proposals and programs.

●	The Chief Administrative Officer coordinates external legal support related to employment agreements and retirement programs.

●	The Chief Administrative Officer provides data and information to the Committee, as requested, and also assists the Committee Chair in determining the logistics and agenda for the meeting.

●	At the direction of the Committee, the Chief Administrative Officer works with outside consultants to provide data and information relative to the Committee’s needs and objectives.

Factors Considered in Determining Executive Compensation

The Committee’s compensation decisions throughout the year were supported by various analyses, information and input including, but not limited to:

●	Total compensation philosophy and objectives.

●	Pay target guidelines as developed in consultation with our independent compensation consultant.

●	Strategic plans and performance relative to annual goals.

●	Competitive benchmarking reviews conducted by our independent compensation consultant.

●	Risk assessment/mitigation considerations.

●	Individual performance, overall leadership, and potential.

●	Individual performance related to leading and upholding the Corporation’s vision, mission and values.

●	External influences, economic conditions and industry factors.

●	Executive attraction and retention considerations.

●	Best/emerging practices as provided by outside consultants.

●	Changing regulations.

●	Director and Committee input as gathered during executive sessions.

●	Internal equity considerations.

●	Cost, tax, and accounting considerations.

Competitive Benchmarking

In 2016, Meridian was retained by the Committee to conduct a comprehensive review of the Corporation’s executive compensation program. The purpose of this review was to provide an independent and objective analysis of all elements of compensation (individually and in the aggregate), including pay and performance alignment relative to the practices of a new market and peer group prompted by the growth of the organization. In addition, the Committee reviewed best/emerging practices as provided by Meridian in relation to key compensation governance institutions and shareholder advisory firms. Ultimately, the combination of information derived from Meridian regarding competitive market data and the Committee’s review of compensation governance best practices was determined to support the compensation decisions previously made and, yet to be made, for the organization.

A primary data source used in setting competitive market practices for the named executive officers is the information publicly disclosed by a peer group of other publicly traded bank holding companies. This peer group was developed by Meridian using objective parameters that reflect institutions of similar asset size operating within our geographic region, and was ultimately discussed with and approved by the Committee. The peer group will be reviewed and updated from time to time, as appropriate, since comparable institutions may change depending on the current size of the Corporation, acquisitions and business focus of the Corporation or peer institutions. Overall, the goal is to maintain data from a group of at least 20 comparative bank holding companies that provide a market perspective for executive compensation.

The 2016 peer group consisted of 21 bank holding companies in Pennsylvania and contiguous states ranging from approximately $1 billion to $3 billion in assets, positioning the Corporation slightly below the median in terms of asset size.

The following is the peer group used as a result of the November 2016 review conducted by Meridian:

Univest Corporation of Pennsylvania	Sun Bancorp, Inc.
Arrow Financial Corporation	CNB Financial Corporation
Suffolk Bancorp	Peoples Financial Services Corp.
Chemung Financial Corporation	BCB Bancorp, Inc.
First United Corporation	Old Line Bancshares, Inc.
Penns Woods Bancorp, Inc.	Republic First Bancorp, Inc.
Citizens & Northern Corporation	Orrstown Financial Services, Inc.
Community Financial Corporation	AmeriServ Financial, Inc.
ACNB Corporation	Shore Bancshares, Inc.
1st Constitution Bancorp	Unity Bancorp, Inc.
Howard Bancorp, Inc.

In addition to the peer group data, Meridian used several other sources of data to identify general compensation trends with respect to cash compensation (i.e., base salary and incentives), including comparative data from industry surveys using the appropriate scope (asset size and region) and a proprietary database of national banking compensation data. Data utilized reflected institutions representing similar asset size and region to the Corporation.

Information derived from the competitive market analysis was used by Meridian to develop market competitive guidelines intended to support the Corporation’s total compensation philosophy. Using this information, Meridian then presented to the Committee the guidelines for base salary, short and long-term incentive targets and estimated total direct compensation (assuming all elements paid at expectation/goal levels), so the Committee could see the potential pay and range of pay for each executive role. These guidelines provided a framework for consideration by the Committee in setting future compensation levels as described below.

Total Compensation and Performance Alignment

The Committee seeks to ensure that the total compensation package paid to executives is considered in the aggregate (i.e., the sum of its parts) and is properly aligned with the Corporation’s performance. The Corporation’s performance is evaluated in light of a number of factors, including corporate and individual performance in light of our own performance targets and industry/peer results, overall financial performance and strategic accomplishments that position the Corporation for success going forward. Performance goals in our incentive plans are positioned at levels that are achievable, but require increased effort on the part of our management team.

The Committee receives regular updates on the Corporation’s performance relative to performance goals and industry realities.

The Committee will continue to refine its assessment processes and peer groups to ensure its comparisons are appropriate.

Risk Assessment/Mitigation Considerations

As a bank holding company with its principal subsidiary a Pennsylvania-chartered bank, both of which are subject to significant federal and state regulation and regulatory oversight, the Corporation has always adhered to defined risk guidelines, practices and controls designed to ensure the safety and soundness of the organization. Our management and Board of Directors conduct regular reviews of our business to ensure we remain within appropriate regulatory guidelines and appropriate practice, supplemented by our internal audit and compliance function.

Annually, the Committee reviews the Corporation’s executive incentive plans and assesses the extent to which incentives established by these policies relate to or influence excessive risk-taking on the part of participating employees. The Committee reviewed the plans in February 2016, including a discussion of the revised and expanded annual executive incentive plan, and the performance goals driving awards under these plans. The performance goals include measures intended to ensure that participating executives do not engage in activities or behaviors that create undue risk for the Corporation.

The Committee approved a clawback policy in 2016 that requires, to the extent legally permitted, the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award made or granted to any current or former executive officer if the payment or award was based on financial statements filed with the SEC within the prior 3-years that were subject to a restatement due to noncompliance with the rules and regulations of the SEC or misconduct by an executive officer.

Assessing Industry Competitiveness

Based on the information provided by Meridian, as well as national and regional compensation practice survey reports for financial services companies with assets of similar size and scope to the Corporation, the Committee believes the types and levels of compensation provisions included in our executive compensation program are consistent with current features and “best practices” among organizations of similar size, regional geography and type.

Compensation Components and 2016 Decisions

The Corporation’s compensation program consists of four main components: Base Salary, Annual Incentives, Long-Term Incentive/Equity, and Benefits and Perquisites. The following section summarizes the role of each component in the decision making process, how decisions are made and the resulting 2016 decision with respect to the named executive officers.

Base Salary

Objective. The Corporation believes the purpose of base salary is to provide competitive and fair base compensation that recognizes the executives’ role, responsibilities, experience and performance. Base salary represents fixed compensation that is targeted to be competitive with the practices of comparable financial institutions in the region.

Typically, the Committee sets base salary for each executive in January of each year. Salaries are determined in consideration of the competitive market for similar roles, as well as each individual’s experience, performance and contributions. Input from the Bank’s Chief Executive Officer is considered in setting executive salaries, while the Committee is solely responsible for recommending the Bank’s Chief Executive Officer’s salary.

Annual opportunities for salary increases may be affected by changes in the market value of the position, but are based primarily on the performance of the individual during the most recent performance period.

2016 and 2017 Decisions. The Committee retained Meridian to complete an executive total compensation review, using a new peer group including financial organizations with assets between $1 billion and $3 billion in Pennsylvania and contiguous states. In December 2016, after thoroughly reviewing the results of the 2016 executive total compensation review, the Committee affirmed its previous direction to establish base salary compensation in relation to the peer group benchmarks. The Committee approved the following base salary adjustments:

Named Executive Officer	Bank Title	2016 Base Salary(1)		% Increase	2017 Base Salary
Larry J. Miller	Executive Chairman	$250,000	(5)	0.0%	$250,000
Charles T. Field	Chief Financial Officer(2)	$215,000	(6)	0.0%	$215,000
Diane E. Baker	Interim Chief Financial Officer(3)	$205,000	(7)	10.0%	$225,500
Michael D. Peduzzi	Chief Financial Officer(4)	$215,000	(8)	-	-
A. Dwight Utz	Chief Executive Officer	$375,000	(9)	4.0%	$390,000
Amy L. Doll	SVP, Chief Lending Officer	$235,000	(10)	6.4%	$250,000
Matthew A. Clemens	SVP, Chief Administrative Officer	$195,000	(11)	6.2%	$207,000

(1) Base salary amounts reflect interim increases made during 2016.
(2) Mr. Field was appointed to the position of Treasurer and Assistant Secretary of the Corporation and Senior Vice President and Chief Financial Officer of PeoplesBank on November 9, 2016.
(3) Ms. Baker served as the Interim Treasurer of the Corporation and Interim Chief Financial Officer of PeoplesBank from April 12, 2016 through November 8, 2016.
(4) Mr. Peduzzi resigned from his position of Treasurer and Assistant Secretary of the Corporation and Senior Vice President and Chief Financial Officer of PeoplesBank on March 11, 2016.
(5) Mr. Miller’s salary as of January 1, 2016 was $460,000. Effective March 9, 2016, Mr. Miller’s salary was adjusted to reflect his retirement as President and CEO of PeoplesBank and his appointment to Executive Chairman of the Board of Directors of PeoplesBank. Mr. Miller continues to serve as President and Chief Executive Officer of the Corporation. He did not receive an interim increase during 2016.
(6) Mr. Field did not receive an interim increase during 2016.
(7) Ms. Baker’s base salary was increased by $25,000 effective March 9, 2016 as a result of her appointment to the position of Chief Risk Officer of PeoplesBank; and by $30,000 effective July 11, 2016 as an interim/market adjustment.
(8) Mr. Peduzzi did not receive an interim increase during 2016.
(9) Mr. Utz’s base salary was increased by $25,000 effective March 9, 2016 in conjunction with his appointment to President and Chief Executive Officer of PeoplesBank.
(10) Ms. Doll’s base salary was increased by $25,000 effective March 9, 2016 in conjunction with a realignment of responsibilities.
(11) Mr. Clemens’ base salary was increased by $25,000 effective March 9, 2016 as a result of his appointment to the position of Chief Administrative Officer of PeoplesBank.

Annual Incentives

Objectives and Process. The objective of the Corporation’s annual executive incentive plan, adopted on February 9, 2016, is to motivate and reward key members of management for achieving specific corporate and individual performance goals that support the Corporation’s strategic plan through the use of cash awards. Awards under this plan represent compensation that must be earned (and re-earned each year) based upon corporate and individual performance.

The proposed corporate performance goals for the incentive plan were developed by the Chief Executive Officer of the Bank based on budget projections and is typically presented by the Chief Executive Officer to the Committee by February of each year. To support and enhance the team dynamics among the executive group, the corporate performance goals are identical for each participant. Each member of the executive group also has personal performance goals that reflect each executive’s unique role and responsibilities. Once the performance goals are finalized and approved by the Committee, the goals are presented to the full Board for final approval.

The annual executive incentive plan provides target payout opportunities that are intended to be consistent with those offered by the Corporation’s peers. The targets and performance measures for the 2016 compensation year are described below. In the event that awards are not triggered in a plan year due to a failure to achieve the threshold goal, the Board of Directors may create a pool equal to 3% of the base compensation of plan participants, other than the current Executive Chairman and current Chief Executive Officer of the Bank, and pay awards to such participants in such amounts as the Board deems appropriate to reflect exceptional individual performance, if any.

Award Opportunity: The table below illustrates the 2016 award opportunities (expressed as a percentage of base salary) available under our annual executive incentive plan upon achievement of the Corporate performance measure.

Participant	Threshold Performance	Target Performance	Maximum Performance
Executive Chairman	10%	20%	30%
Chief Executive Officer & President of the Bank	12.5%	25%	37.5%
Other Named Executive Officers	10%	20%	30%

Trigger/Gate: Prior to the payment of any award under the plan, the Corporation’s external auditors must attest to the financial performance of the Corporation to determine whether the performance measure was achieved. The Bank’s Chief Executive Officer of the Bank reviews the financial performance generally and in relation to the strategic goals.

Performance Measures: The 2016 performance measures were aligned with the corporate strategy and business plan and included financial performance of the Bank based on net income, return on equity and efficiency ratio as well as individual goals as determined by the Bank’s Chief Executive Officer. The Committee believed these measures would drive the appropriate focus by the executive team on overall performance of the Corporation.

Weightings for each measure were established by the Committee and approved unanimously in February 2016. The following tables summarize the goals and possible payouts based on 2016 performance.

Executive Chairman

Performance Measure	Weighting	Threshold - Target – Optimum Incentive Opportunity (% of base salary)	Threshold - Target – Stretch Goals
Net Income	50%	10% - 20% - 30%	$11,771 - $13,079 - $14,387
Return on Equity	25%	10% - 20% - 30%	8.00% – 8.54% - 9.39%
Efficiency Ratio	10%	10% - 20% - 30%	65.0% - 64.5% - 60.0%
Individual Performance	15%	10% - 20% - 30%	Personal Goals as Determined by Compensation Committee
TOTAL	100%	10% - 20% - 30%

Chief Executive Officer

Performance Measure	Weighting	Threshold - Target – Optimum Incentive Opportunity (% of base salary)	Threshold - Target – Stretch Goals
Net Income	50%	12.5% - 25.0% - 37.5%	$11,771 - $13,079 - $14,387
Return on Equity	25%	12.5% - 25.0% - 37.5%	8.00% – 8.54% - 9.39%
Efficiency Ratio	10%	12.5% - 25.0% - 37.5%	65.0% - 64.5% - 60.0%
Individual Performance	15%	12.5% - 25.0% - 37.5%	Personal Goals as Determined by Compensation Committee
TOTAL	100%	12.5% - 25.0% - 37.5%

Other Named Executive Officers

Performance Measure	Weighting	Threshold - Target – Optimum Incentive Opportunity (% of base salary)	Threshold - Target – Stretch Goals
Net Income	50%	10.0% - 20.0% - 30.0%	$11,771 - $13,079 - $14,387
Return on Equity	25%	10.0% - 20.0% - 30.0%	8.00% – 8.54% - 9.39%
Efficiency Ratio	10%	10.0% - 20.0% - 30.0%	65.0% - 64.5% - 60.0%
Individual Performance	15%	10.0% - 20.0% - 30.0%	Personal Goals as Determined by Compensation Committee
TOTAL	100%	10.0% - 20.0% - 30.0%

Individual Performance Factor: The Board of Directors retains discretion under the plan to adjust an individual’s award, down 100% or up to 120% in the case of all participants, taking into account the individual’s performance during the year. A decision to make an adjustment is based on input from the Bank’s Chief Executive Officer as to all other participants, or the Committee, as to the Executive Chairman and Chief Executive Officer. The Board of Directors retains discretion to suspend payments under the plan if it determines that excessive risk has been taken by one or more individuals.

2016 Awards: For 2016, performance fell within the Threshold measure. The following table summarizes the 2016 annual incentive awards paid pursuant to the annual incentive plan in February 2016 to the Executive Chairman, Chief Executive Officer and the other named executive officers.

Named Executive Officer	Bank Title	2016 Non-Equity Incentive Awards	Percentage of Base Salary
Larry J. Miller	Executive Chairman	$47,118	18.8%
Charles T. Field	Chief Financial Officer	$0	0.0%
Diane E. Baker	Interim Chief Financial Officer	$40,482	19.7%
A. Dwight Utz	Chief Executive Officer	$88,347	23.6%
Amy L. Doll	SVP, Chief Lending Officer	$45,701	19.4%
Matthew A. Clemens	SVP, Chief Administrative Officer	$37,922	19.4%

Long-Term Incentive/Equity Compensation

Objectives. The granting of equity-based incentives is viewed as a desirable long-term incentive compensation strategy because it closely links the interest of management with shareholder value, aids in employee retention, and motivates executives to improve the long-term stock market performance of our common stock.

When granting equity-based incentives to executives, the Committee considers the competitive market practice, corporate performance and/or individual performance. The Committee also considers the Bank’s Chief Executive Officer’s recommendations for other named executive officers, which are based upon each executive’s level of responsibility and contribution towards achievement of our business plan and objectives. The Committee is authorized, in its discretion, to grant equity-based awards under the Corporation’s existing stock option and stock incentive plans and upon such terms and conditions as the Committee may determine. Historically, equity-based incentive awards have been granted on an annual basis in the form of stock options and restricted stock.

2016 Award Decisions. In November 2016, the Executive Chairman and Chief Executive Officer presented recommendations for equity-based long-term incentive awards to executive officers (other than themselves) in the form of restricted stock grants and stock options to the Committee. The recommendations were based on an analysis of best practices among our peer group relative to equity awards and guidelines provided by Meridian. On the basis of these recommendations and the guidelines provided by Meridian, the Committee approved equity awards in the form of restricted stock grants to both the Bank’s Executive Chairman and Chief Executive Officer and of restricted stock grants and stock options to executive officers, which vest in equal amounts over a three year period. The 2016 grants awarded to the named executive officers on November 15, 2016 are summarized below and in the Grants of Plan Based Awards Table on page 38. All awards were made under the Corporation’s 2007 Long-Term Incentive Plan (the “2007 Plan”).

Named Executive Officer	Bank Title	Grant Date	Option Awards (#)	Restricted Shares Granted (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Value Fair Value of Stock and Option Awards ($)
Larry J. Miller	Executive Chairman	11/15/2016	-	2,325	-	49,988
Charles T. Field	Chief Financial Officer	11/15/2016	-	581	-	12,492
Diane E. Baker	Interim Chief Financial Officer	11/15/2016	3,094	1,569	$21.50	44,983
A. Dwight Utz	Chief Executive Officer	11/15/2016	-	4,372	-	93,998
Amy L. Doll	SVP, Chief Lending Officer	11/15/2016	3,094	1,569	$21.50	44,983
Matthew A. Clemens	SVP, Chief Administrative Officer	11/15/2016	3,094	1,569	$21.50	44,983

In total, the Corporation granted 21,723 non-qualified stock options, and 20,837 shares of restricted stock under the 2007 Plan to the Corporation’s executive and other officers in 2016. The 2007 Plan originally reserved 553,588 shares (adjusted for stock dividends) of the Corporation’s common stock for issuance, of which 82,836 shares remain available for issuance as of December 31, 2016.

Perquisites and Other Benefits

The Corporation provides select executives perquisites and other benefits described below, which the Committee believes are reasonable and consistent with the Corporation’s overall compensation philosophy. The Committee regularly reviews and refines executive benefits to ensure market competitiveness.

Executive Perquisites. The Corporation provides a limited number of perquisites to key executives that the Committee believes are necessary for conducting business, are reasonable and enable us to attract and retain high performing employees for our key senior management positions. These benefits also allow our executives to maintain direct contact and involvement with current and prospective customers, as well as non-profit organizations in the communities in which we do business. The Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.

The primary perquisites are: corporate owned automobiles for certain executives, club memberships for certain executives and life insurance programs. These perquisites represent a relatively insignificant portion of the total compensation of each named executive officer. The aggregate incremental cost to the Corporation for these perquisites is set forth in the Summary Compensation Table under the “All Other Compensation” column and elated notes.

Employment and Change in Control Agreements with Named Executive Officers. The Corporation is party to employment agreements with Mr. Miller, Executive Chairman of the Bank, and Mr. Utz, President and Chief Executive Officer of the Bank. The Corporation is a party to Change in Control Agreements with Mr. Field, Senior Vice President and Chief Financial Officer of the Bank, Ms. Doll, Senior Vice President and Chief Lending Officer of the Bank, Mr. Clemens, Senior Vice President and Chief Administrative Officer of the Bank and Ms. Baker, Senior Vice President and Chief Risk Officer of the Bank. The Board of Directors views such agreements as integral in ensuring the continued dedication of the executives to the Corporation and promoting stability of management, particularly in the event of a change in control of the Corporation. These agreements are described further under “Employment Agreements” on page 42.

Long-Term Nursing Care Agreement. On December 27, 2005, the Corporation and the Bank entered into a Long-Term Nursing Care Agreement with Mr. Miller, with the final premium installment paid in 2013. The policy was originally purchased on May 27, 2003. The cost of long-term nursing care is a growing concern among executives as they transition through life phases. The Compensation Committee believes that good health care planning reduces the amount of time and attention that Mr. Miller must spend on that topic and maximizes the net financial reward to Mr. Miller of the compensation he receives from the Corporation.

Supplemental Long-Term Disability Program. The Corporation provides supplemental long-term disability insurance for Mr. Miller and Mr. Clemens. The policy is designed to supplement coverage, in the event of a disability, to bridge the gap between payments under the Corporation’s general short- and long-term disability plans and the executive’s salary.

Employee Stock Bonus Plan. In 2001, the Corporation implemented an Employee Stock Bonus Plan, administered by non-employee members of the Corporation’s Board of Directors, under which the Corporation may issue shares of its common stock to employees as performance-based compensation. As of December 31, 2016, 18,241 shares of common stock were reserved for possible issuance under this plan, subject to future adjustment in the event of specified changes in the Corporation’s capital structure. No shares were issued under the Employee Stock Bonus Plan in 2016.

Codorus Valley Bancorp, Inc. Employee Stock Purchase Plan. The Employee Stock Purchase Plan (“ESPP”) was designed to encourage and enable employees of the Corporation and its subsidiaries to acquire an ownership interest in the Corporation through a regular investment program. The Corporation believes that employees who participate in the ESPP will have a closer identification with the Corporation by virtue of their ability, as shareholders, to participate in the Corporation’s growth and earnings, and will be motivated to improve their job performance accordingly. Under the terms of the ESPP in effect for stock purchases in 2016, employees may use payroll deductions to purchase stock of no more than 500 shares per year. The ESPP was amended on December 23, 2016 to allow employees to use payroll deductions to purchase stock of no more than 1,000 shares per year beginning with the first offering period of 2017. The purchase price for shares purchased under the ESPP currently represents a 15% discount to the fair market value of the shares on the semi-annual purchase date.

401(k) Retirement Plan. The Bank maintains and sponsors a defined contribution 401(k) retirement plan. The 401(k) plan is administered by a committee which is appointed by the Board of Directors. The 401(k) plan is subject to the Internal Revenue Code of 1986, as amended, and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974, as amended.

Each Bank employee who has attained the age of 21, and at the time of hire is expected  to complete 1,000 hours of service within 12 months of employment, may participate in the 401(k) plan on the first day of the month following the third month of employment, providing he/she remains employed as of that date. An eligible employee may elect to contribute certain portions of salary, wages, or commissions to the 401(k) plan. Generally, eligible employees may contribute up to 100% of their compensation, subject to statutory deductions and limitations. In 2016, the Bank matched 100% of each employee’s contribution up to 4% of the employee’s salary.  Employee and employer contributions to the 401(k) plan vest immediately.

Officer Group Term Replacement Insurance Plans. The Bank provides an officers’ life insurance program for certain Bank officers, including each of the named executive officers. This program provides a death benefit to the named executive officer’s beneficiary in an amount equal to three (3) times the officer’s highest base salary during employment up to $1,000,000; provided, the officer is employed by the Corporation at the time of his or her death. Under this program, the Bank is the beneficiary of any death proceeds remaining after an officer’s death benefit is paid to his or her beneficiary. The Committee believes that this benefit helps the Corporation attract and retain talented individuals to the management team. It also believes that it is an appropriate compensation strategy to provide for the continuing lifestyle of the officers’ families in the case of death.

Other Benefits. The named executive officers also participate in the Corporation’s other benefit plans on the same terms as other employees. These plans include medical and dental insurance, short and long-term disability insurance, and discounts on the Corporation’s products and services.

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee and management consider the accounting and tax (individual and corporate) consequences of the compensation plans prior to making changes to the plans.

The Committee has considered the impact of Accounting Standards Codification Topic 718, as issued by the FASB, on the Corporation’s use of equity incentives as a key retention tool.

Section 162(m) of the Internal Revenue Code limits deduction of compensation paid to named executive officers to $1,000,000 unless the compensation is “performance-based”. In the Corporation’s case, base salary is not considered a performance-based vehicle and would not be a deductible compensation expense. Based on the current salaries, the Corporation does not believe Section 162(m) will be triggered for our Chief Executive Officer or executive officers in 2017, but may consider this in future years.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of the Board of Directors of

Codorus Valley Bancorp, Inc.

D. Reed Anderson, Esq. (Chairman)

Jeffrey R. Hines, P.E. (Vice Chair)

Brian D. Bruner

Cynthia A. Dotzel, CPA

MacGregor S. Jones

Dallas L. Smith

Executive Compensation Tables

The following tables set forth for the fiscal years ending December 31, 2016, 2015, and 2014 the compensation which the Corporation and its subsidiaries paid to its named executive officers.

2016 Summary Compensation Table

The table below reflects information concerning the annual compensation for services in all capacities to the Corporation and its subsidiaries of those persons who were:

●	the Chief Executive Officer, Chief Financial Officer and any person who served in such capacity during the fiscal year ended December 31, 2016; and

●	the three most highly compensated executive officers of the Bank other than the Chief Executive Officer and Chief Financial Officer who were serving at December 31, 2016.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(8)	Option Awards ($)(9)	Non-equity Incentive Plan Compensation ($)(10)	Non-qualified Deferred Compensation Earnings ($)(11)	All Other Compensation ($)(12)(13)	Total ($)
Larry J. Miller, President and Chief Executive Officer of the Corporation, Executive Chairman of PeoplesBank(2)	2016	292,000	--	49,988	--	47,118	65,247	32,120	486,473
	2015	460,000	--	137,999	--	100,000	65,725	28,545	792,269
	2014	410,192	--	59,100	--	142,200	58,344	36,381	706,217
Charles T. Field, CPA, Treasurer of the Corporation and Senior Vice President & Chief Financial Officer of PeoplesBank(3)	2016	27,288	12,500	12,492	--	--	--	--	52,280
	2015	--	--	--	--	--	--	--	--
	2014	--	--	--	--	--	--	--	--
Diane E. Baker, CPA, Interim Treasurer of the Corporation and Senior Vice President & Interim Chief Financial Officer of PeoplesBank(4)	2016	183,846	--	33,734	11,250	40,482	--	7,790	277,102
	2015	--	--	--	--	--	--	--	--
	2014	--	--	--	--	--	--	--	--
Michael D. Peduzzi, CPA, former Treasurer of the Corporation and former Senior Vice President & Chief Financial Officer of PeoplesBank(5)	2016	49,615	--	--	--	--	--	17,772	67,387
	2015	193,365	--	20,994	20,999	28,019	--	8,154	271,531
	2014	--	--	--	--	--	--	--	--
A. Dwight Utz, Chief Operating Officer of the Corporation and President & Chief Executive Officer of PeoplesBank(6)	2016	370,000	--	93,998	--	88,347	--	12,048	564,393
	2015	--	--	--	--	--	--	--	--
	2014	--	--	--	--	--	--	--	--
Amy L. Doll, Senior Vice President & Chief Lending Officer of PeoplesBank	2016	230,000	--	33,734	11,250	45,701	--	9,398	330,083
	2015	179,615	--	20,994	20,999	27,163	--	7,333	256,104
	2014	--	--	--	--	--	--	--	--
Matthew A. Clemens, Senior Vice President & Chief Administrative Officer of PeoplesBank(7)	2016	190,000	--	33,734	11,250	37,922	20,019	8,056	300,981
	2015	--	--	--	--	--	--	--	--
	2014	--	--	--	--	--	--	--	--

(1) Pursuant to SEC rules, compensation is only shown for each Named Executive Officer in each of the years in which the individual met the criteria of a Named Executive Officer.
(2) Effective March 8, 2016, Larry J. Miller was appointed to the position of Executive Chairman of the Board of Directors of PeoplesBank and retired as President and Chief Executive Officer of PeoplesBank. Mr. Miller continues to serve as Chairman, President and Chief Executive of the Corporation.
(3) Mr. Field was hired and appointed to the position of Treasurer and Assistant Secretary of the Corporation and Senior Vice President and Chief Financial Officer of PeoplesBank on November 9, 2016.
(4) Ms. Baker served as Interim Treasurer of the Corporation and Interim Chief Financial Officer of PeoplesBank from April 12, 2016 through November 8, 2016.
(5) Mr. Peduzzi resigned from his position of Treasurer and Assistant Secretary of the Corporation and Senior Vice President and Chief Financial Officer of PeoplesBank on March 11, 2016.
(6) In connection with Mr. Miller’s retirement, Mr. Utz was appointed President and Chief Executive Officer of PeoplesBank. Mr. Utz was named an Executive Vice President of the Corporation on September 22, 2015, and became an Named Executive Officer of the Corporation for the first time in 2016.
(7) Mr. Clemens became a Named Executive Officer of the Corporation for the first time in 2016.

(8) Amounts represent the grant date fair values of restricted stock awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to the Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2016, included in the Corporation’s Annual Report filed on Form 10-K with the SEC on or about March 14, 2017.
(9) Amounts represent the grant date fair values of the options computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to the Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2016, included in the Corporation’s Annual Report filed on Form 10-K with the SEC on or about March 14, 2017.
(10) Payments characterized as “Non-Equity Incentive Plan Compensation” for the fiscal year ended December 31, 2016 were earned through the Executive Incentive Plan. The payments were approved by the Compensation Committee on February 14, 2017 and paid on March 23, 2017.
(11) Column (h) reflects change in the present value of future benefits payable under Supplemental Executive Retirement Plans (SERPS), described on page 41 under the heading “Salary Continuation Agreements – Supplemental Executive Retirement Plans (SERPS).”
(12) All other compensation primarily consists of matching contributions allocated by the Corporation to each Named Executive Officer pursuant to the Corporation’s 401(k) Retirement Plan, which is more fully described on page 34 under the heading “401k Retirement Plan”, and the imputed cost of life insurance. Additionally, Mr. Miller had well-day payments under the Corporation’s well-day program, which pays out accumulated sick time benefits in excess of 760 hours, totaling $4,808. Mr. Peduzzi received other compensation totaling $15,712 for vacation payout related to his resignation on March 11, 2016. The table below details the foregoing payments for 2016.
(13) In 2016, the amount attributable to other perquisites for Mr. Miller exceeded $10,000 and is shown in the “Other Perquisites” column in the table below. The amounts attributable to perquisites in 2016 for Messrs. Field, Baker, Peduzzi, Utz, Doll, and Clemens were less than $10,000. Mr. Miller’s perquisites included country club dues totaling $7,211 as well as the personal benefits associated with the use of a vehicle owned by the Corporation, totaling $6,391. The calculation of this benefit consists of the incremental cost attributable to Corporation-provided automobiles, as well as insurance premiums, maintenance, and repair costs. The incremental cost attributable to Corporation-provided automobiles (calculated in accordance with Internal Revenue Service guidelines) are included on the W-2 of NEOs who receive such benefits and the NEO is responsible for paying income tax on such amounts.

Name	Year	401(k) Match	Life Insurance	Well-Day Payments	Other Compensation	Other Perquisites	Total All Other Compensation
Larry J. Miller	2016	10,600	2,569	4,808	-	14,143	32,120
	2015	10,600	3,170	-	-	14,775	28,545
	2014	10,400	2,915	7,596	333	15,137	36,381
Charles T. Field	2016	-	-	-	-	-	-
	2015	-	-	-	-	-	-
	2014	-	-	-	-	-	-
Diane E. Baker	2016	7,356	369	-	65	-	7,790
	2015	-	-	-	-	-	-
	2014	-	-	-	-	-	-
Michael D. Peduzzi	2016	1,985	75	-	15,712	-	17,772
	2015	7,734	420	-	-	-	8,154
	2014	-	-	-	-	-	-
A. Dwight Utz	2016	10,600	1,448	-	-	-	12,048
	2015	-	-	-	-	-	-
	2014	-	-	-	-	-	-
Amy L. Doll	2016	9,200	197	-	-	-	9,398
	2015	7,184	149	-	-	-	7,333
	2014	-	-	-	-	-	-
Matthew A. Clemens	2016	7,600	456	-	-	-	8,056
	2015	-	-	-	-	-	-
	2014	-	-	-	-	-	-

Grants of Plan-Based Awards Table

The following table presents information concerning awards granted to the named executive officers for 2016 under the annual executive incentive plan and the Corporation’s equity incentive and stock option plans.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(8)
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)
Larry J. Miller(1)	-	25,000	50,000	75,000	N/A	N/A	N/A	-	-	-	-
	11/15/16	-	-	-				2,325	-	-	49,988
Charles T. Field(2)	-	21,500	43,000	64,500	N/A	N/A	N/A	-	-	-	-
	11/15/16	-	-	-				581	-	-	12,492
Diane E. Baker(3)	-	20,500	41,000	61,500	N/A	N/A	N/A	-	-	-	-
	11/15/16	-	-	-				1,569	3,094	21.50	44,983
Michael D. Peduzzi(4)	N/A	-	-	-	N/A	N/A	N/A	-	-	-	-

A. Dwight Utz(5)	-	46,875	93,750	140,625	N/A	N/A	N/A	-	-	-	-
	11/15/16	-	-	-				4,372	-	-	93,998
Amy L. Doll(6)	-	23,500	47,000	70,500	N/A	N/A	N/A	-	-	-	-
	11/15/16	-	-	-				1,569	3,094	21.50	44,983
Matthew A. Clemens(7)	-	19,500	39,000	58,500	N/A	N/A	N/A	-	-	-	-
	11/15/16	-	-	-				1,569	3,094	21.50	44,983

(1) In accordance with the annual executive incentive plan applicable to the Executive Chairman, amounts reported are the following percentages of Mr. Miller’s base salary: Threshold - 10%; Target - 20%; and Maximum - 30%. Based on the Company’s performance in 2016, Mr. Miller received an award of $47,118 pursuant to the plan, which was paid in March 2017. For further information regarding the executive incentive plan and awards made thereunder, please refer to the “Compensation Discussion and Analysis” section of this proxy statement.
(2) In accordance with the annual executive incentive plan applicable to other Named Executive Officers, amounts reported are the following percentages of Mr. Field’s base salary: Threshold - 10%; Target - 20%; and Maximum - 30%. Mr. Field did not receive a non-equity incentive award for 2016. For further information regarding the executive incentive plan and awards made thereunder, please refer to the “Compensation Discussion and Analysis” section of this proxy statement.
(3) In accordance with the annual executive incentive plan applicable to other Named Executive Officers, amounts reported are the following percentages of Ms. Baker’s base salary: Threshold - 10%; Target - 20%; and Maximum - 30%. Based on the Company’s performance in 2016, Ms. Baker received an award of $40,482 pursuant to the plan, which was paid in March 2017. For further information regarding the executive incentive plan and awards made thereunder, please refer to the “Compensation Discussion and Analysis” section of this proxy statement.
(4) Mr. Peduzzi resigned from his position of Senior Vice President and Chief Financial Officer of PeoplesBank on March 11, 2016.
(5) In accordance with the annual executive incentive plan applicable to the Chief Executive Officer, amounts reported are the following percentages of Mr. Utz’s base salary: Threshold - 12.5%; Target - 25%; and Maximum - 37.5%. Based on the Company’s performance in 2016, Mr. Utz received an award of $88,347 pursuant to the plan, which was paid in March 2017. For further information regarding the executive incentive plan and awards made thereunder, please refer to the “Compensation Discussion and Analysis” section of this proxy statement.
(6) In accordance with the annual executive incentive plan applicable to other Named Executive Officers, amounts reported are the following percentages of Ms. Doll’s base salary: Threshold - 10%; Target - 20%; and Maximum - 30%. Based on the Company’s performance in 2016, Ms. Doll received an award of $45,701 pursuant to the plan, which was paid in March 2017. For further information regarding the executive incentive plan and awards made thereunder, please refer to the “Compensation Discussion and Analysis” section of this proxy statement.
(7) In accordance with the annual executive incentive plan applicable to other Named Executive Officers, amounts reported are the following percentages of Mr. Clemens’ base salary: Threshold - 10%; Target - 20%; and Maximum - 30%. Based on the Company’s performance in 2016, Mr. Clemens received an award of $37,922 pursuant to the plan, which was paid in March 2017. For further information regarding the executive incentive plan and awards made thereunder, please refer to the “Compensation Discussion and Analysis” section of this proxy statement.
(8) Amounts represent the grant date fair values of restricted stock awards and options granted. For further information regarding the calculation of these amounts, please refer to the “Summary Compensation Table” section of this proxy statement.

Outstanding Equity Awards at Fiscal Year-End Table

The following table presents outstanding stock option and non-vested stock awards as of December 31, 2016.

Outstanding Equity Awards at 2016 Fiscal Year End (1)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Larry J. Miller	3,802	-	-	6.8676	12/9/2018			-	-
						8,603(4)	246,046
Charles T. Field	-	-	-	-	-			-	-
						581(5)	16,617
Diane E. Baker	852		-	12.1349	11/13/2022			-	-
	695			16.6289	11/19/2023
	1,857			17.8685	12/16/2024
	1,316	2,629(6)		19.8952	11/17/2025
		3,094(7)		21.5000	11/15/2026
						2,357(8)	67,410
Michael D. Peduzzi (9)	-	-	-	-	-	-	-	-	-

A. Dwight Utz	11,337	-	-	18.3673	10/13/2025			-	-
						6,753(10)	193,136
Amy L. Doll	1,158		-	17.8210	8/12/2024			-	-
	794			17.8685	12/16/2024
	1,842	3,682(11)		19.8952	11/17/2025
		3,094(12)		21.5000	11/15/2026
						2,518(13)	72,015
Matthew A. Clemens	3,373		-	6.4641	12/13/2021			-	-
	1,360			6.8676	12/9/2018
	2,431			7.0988	11/9/2020
	2,066			12.1349	11/13/2022
	1,448			16.6289	11/19/2023
	1,857			17.8685	12/16/2024
	1,535	3,068(14)		19.8952	11/17/2025
		3,094(15)		21.5000	11/15/2026
						2,441(16)	69,813

(1) Includes shares issued under the Corporation’s 2000 Stock Incentive Plan and 2007 Long-Term Incentive Plan.
(2) As adjusted for stock dividends distributed through December 31, 2016.
(3) Based on the closing price of the Corporation’s common stock on December 31, 2016.
(4) 2,312 shares vest on November 17, 2017 and 2018. 1,654 shares vest on December 16, 2017. 775 shares vest on November 15, 2017, 2018 and 2019.
(5) 194 shares vest on November 15, 2017 and 2019. 193 shares vest on November 15, 2018.

(6) Options for 1,315 shares vest on November 17, 2017. Options for 1,314 shares vest on November 17, 2018.
(7) Options for 1,031 shares vest on November 15, 2017 and 2019. Options for 1,032 shares vest on November 15, 2018.
(8) 251 shares vest on November 17, 2017 and 2018. 286 shares vest on December 16, 2017. 523 shares vest on November 15, 2017, 2018 and 2019.
(9) Mr. Peduzzi had no outstanding equity awards as of December 31, 2016.
(10) 1,191 shares vest on October 13, 2017. 1,190 shares vest on October 13, 2018. 1,457 shares vest on November 15, 2017 and 2019. 1,458 shares vest on November 15, 2018.
(11) Options for 1,841 shares vest on November 17, 2017 and 2018.
(12) Options for 1,031 shares vest on November 15, 2017 and 2019. Options for 1,032 shares vest on November 15, 2018.
(13) 116 shares vest on August 12, 2017. 352 shares vest on November 17, 2017. 351 shares vest on November 17, 2018. 130 shares vest on December 16, 2017. 523 shares vest on November 15, 2017, 2018 and 2019.
(14) Options for 1,534 shares vest on November 17, 2017 and 2018.
(15) Options for 1,031 shares vest on November 15, 2017 and 2019. Options for 1,032 shares vest on November 15, 2018.
(16) 293 shares vest on November 17, 2017 and 2018. 286 shares vest on December 16, 2017. 523 shares vest on November 15, 2017, 2018 and 2019.

Option Exercises and Stock Vested

The following table presents a summary of options exercised and stock vested during the year ended December 31, 2016.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Total Value Realized on Vesting ($)(2)
Larry J. Miller	-	0	5,973	143,945
Charles T. Field	-	0	-	0
Diane E. Baker	-	0	683	17,058
Michael D. Peduzzi (3)	1,769	5,109	-	0
A. Dwight Utz	-	0	-	0
Amy L. Doll	-	0	611	14,248
Matthew A. Clemens	-	0	862	21,086

(1) Includes shares from reinvested cash dividends received during the vesting period that were subject to the same restrictions as the stock awards.
(2) Vested shares are valued at the closing price of the Corporation’s common stock on the vesting date.
(3) Mr. Peduzzi forfeited 5,261 option awards and 1,551 stock awards as a result of his resignation on March 11, 2016.

Nonqualified Deferred Compensation Table

The following table presents information related to the salary continuation agreements (“SERP”) between the Bank and Messrs. Miller and Clemens, which is the Corporation’s only non-qualified deferred compensation plan maintained for the benefit of its named executive officers.

Mr. Miller’s SERP was originally executed on October 1, 1998, and provides for certain payments to Mr. Miller following his normal retirement date and continuing for 240 months. The SERP provides an annual benefit at normal retirement age (age 60) of $130,433. On December 23, 2008, the SERP was amended to increase the amount of normal retirement benefit at an annual rate of 4% for each month the executive remains employed beyond his normal retirement age, up to a maximum of five (5) years. On May 10, 2016, the SERP was further amended to extend the post-normal retirement age employment period during which the normal retirement benefit would increase at an annual rate of 4% from five (5) years to one hundred two (102) months. The agreement contains provisions for early retirement, disability benefits, death benefits and payments on specified changes of control. The agreement also contains non-competition provisions that prohibit him from competing with the Corporation or the Bank within fifty (50) miles of the Bank’s registered office for a period of three (3) years following a termination of employment for any reason other than a change of control. Because payments due under the SERP vest gradually over a period of time, the SERP serves to encourage longevity with the Corporation and Bank. The Committee believes that it is appropriate to reward long-term executives with benefits that provide for a retirement lifestyle commensurate with that they experienced during their professional careers.

Mr. Clemens’ SERP was originally executed on October 1, 2002, and provides for certain payments to Mr. Clemens following his normal retirement date and continuing for 180 months. The SERP provides an annual benefit at normal retirement age (age 62) of $50,000. On December 23, 2008, the SERP was amended to add a 4% annualized increase if the executive remains employed beyond his normal retirement age, up to a maximum of five (5) years. The agreement contains provisions for early retirement, disability benefits, death benefits and payments on specified changes of control. The agreement also contains non-competition provisions that prohibit him from competing with the Corporation or the Bank within fifty (50) miles of the Bank’s registered office for a period of three (3) years following a termination of employment for any reason other than a change of control. Because payments due under the SERP vest gradually over a period of time, the SERP serves to encourage longevity with the Corporation and Bank. The Committee believes that it is appropriate to reward long-term executives with benefits that provide for a retirement lifestyle commensurate with that they experienced during their professional careers.

Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last FY ($)	Registrant Contributions in last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)
Larry J. Miller	0	65,247	0	0	1,684,202
Charles T. Field	0	0	0	0	0
Diane E. Baker	0	0	0	0	0
Michael D. Peduzzi	0	0	0	0	0
A. Dwight Utz	0	0	0	0	0
Amy L. Doll	0	0	0	0	0
Matthew A. Clemens	0	20,019	0	0	182,132

(1) The Corporation’s contributions toward nonqualified deferred compensation for each of the NEO’s are listed in this column. Amounts listed as registrant contributions in the Nonqualified Deferred Compensation Table are also included as part of the Executive’s “Total All Other Compensation” in the Summary Compensation Table.

Employment Agreements

The Corporation and the Bank have entered into employment agreements with Messrs. Miller and Utz, the material terms of which are described below.

Larry J. Miller, Chairman, President & Chief Executive Officer. On December 27, 2005, the Corporation, the Bank and Mr. Miller entered into an employment agreement for an initial term of three years. The term of the agreement renews automatically for an additional twelve (12) months at the end of each calendar year, unless the Corporation and the Bank provide written notice to Mr. Miller of non-renewal.

Under the terms of the agreement, as amended effective March 8, 2016, Mr. Miller serves as the Chairman, President and Chief Executive Officer of the Corporation and Executive Chairman of the Bank. The agreement contains a confidentiality provision and a non-competition provision that prohibits Mr. Miller from competing with the Corporation or the Bank within fifty (50) miles of the Bank’s registered office for a period of one (1) year following his termination of employment for any reason other than a change of control.

Mr. Miller received an annual salary of $250,000 in 2016. Pursuant to his agreement, the Boards of Directors have discretion to pay a periodic bonus to Mr. Miller. At the present time, Mr. Miller is not entitled to receive director’s fees or other compensation for serving on the Corporation’s or the Bank’s Board of Directors or any committee thereof. Mr. Miller is also entitled to receive the employee benefits made available to Bank employees, generally; to the use of a vehicle provided by the Bank; and for reimbursement of country club dues.

The agreement with Mr. Miller provides that if his employment is terminated by the Corporation or the Bank due to death, disability or “for cause,” then he is entitled to the full annual salary and any accrued benefits through the date of termination. “For cause” termination includes termination for willful failure to perform his duties; engaging in misconduct injurious to the Corporation or to the Bank; violation of certain terms of the agreement; dishonesty or gross negligence in the performance of his duties; violation of banking laws and regulations; failure to win election or to serve on the Board of Directors of the Corporation; or moral turpitude which brings public discredit to the Corporation or to the Bank.

If Mr. Miller’s employment is terminated by the Corporation or the Bank other than as a result of death, disability or “for cause,” then he is entitled to a lump sum payment equal to his full annual salary from the date of termination through the last day of the term of the agreement or to an amount equal to his current annual salary, whichever is greater, and to a continuation of employee benefits for one (1) year.

If Mr. Miller terminates his employment for “good reason,” then he is entitled to an amount equal to his direct annual salary and to a continuation of employee benefits for one (1) year. “Good reason” includes reduction in title or responsibilities; geographic reassignment; removal from office; reduction in salary or benefits; failure to extend the term of the agreement; or any other material breach of the agreement by the Corporation or the Bank.

If Mr. Miller’s employment is terminated by the Corporation or the Bank other than “for cause” or if Mr. Miller terminates his employment for good reason within two (2) years following a change in control of the Corporation or the Bank, he is entitled to receive a lump sum payment equal to three (3) times the sum of his then current direct annual salary and the highest bonus paid to him with respect to one of the last three years of employment, and he will continue to receive all benefits to which he was previously entitled for a period of three (3) years. Change of control is defined to include a more than fifty percent (50%) change in ownership of the Corporation or the Bank, a change in effective control of the Corporation or the Bank or a change in ownership of a substantial portion of the Corporation’s or the Bank’s assets. Change of control is determined consistently under all of the Corporation’s and the Bank’s compensation plans and employment agreements.

In the event the amounts and benefits payable under the agreement resulting from a change of control, when added to all other benefits and amounts which may become payable to Mr. Miller by the Corporation and/or the Bank in such a circumstance, are such that they become subject to Section 280G of the Internal Revenue Code and, therefore, to the excise tax provisions of Section 4999 of the Internal Revenue Code, then Mr. Miller is to be paid the additional amount necessary to reimburse him for the economic detriment of the excise tax. If the amounts and benefits paid under the agreement are subject to Section 280G, they are not deductible by the Corporation.

A Dwight Utz, Executive Vice President and Chief Operating Officer, President and Chief Executive Officer of the Bank. On September 22, 2015, the Corporation, the Bank and Mr. Utz entered into an employment agreement, for an initial term of two years. The term of the agreement renews automatically for an additional twelve (12) months, unless the Corporation and the Bank provide written notice to Mr. Utz of non-renewal by May 31 of 2017 and by May 31st of each successive calendar year thereafter.

Under the terms of the agreement, as amended effective March 8, 2016, Mr. Utz serves as the Executive Vice President and Chief Operating Officer of the Corporation and President and Chief Executive Officer of the Bank. The agreement contains a confidentiality provision and a non-competition provision that prohibits Mr. Utz from competing with the Corporation or the Bank within fifty (50) miles of the Bank’s registered office for a period of one (1) year following his termination of employment for any reason other than a change of control.

Mr. Utz received an annual salary of $350,000 in 2015 and with his transition to the role of President and Chief Executive of the Bank effective March 8, 2016, his annual salary was increased to $375,000. Mr. Utz is also entitled to receive the employee benefits made available to Bank employees; to the use of a vehicle provided by the Bank; and for reimbursement of membership dues to certain professional associations.

The Bank can terminate Mr. Utz’s employment “for cause”, in which case Mr. Utz is entitled to receive his salary and benefits through the date of termination. Events which permit termination “for cause” include, among other things, conviction or a no contest plea with respect to certain types of crimes; failure to perform his duties or the good faith and lawful instructions of the Chairman of the Board; intentional violation of a provision of his employment agreement; dishonesty or gross negligence; conduct bringing public discredit to the Corporation or Bank; breach of fiduciary duty involving personal profit; a material violation of the Corporation’s or Bank’s policies and procedures; and violation of laws and regulations governing the Corporation or the Bank and its officers.

If Mr. Utz becomes disabled and becomes eligible for disability or workers compensation benefits, his base salary will be reduced by the amount of such benefits received. The agreement will automatically terminate upon Mr. Utz’s death.

Mr. Utz can terminate his employment for “good reason”, including, but not limited to: a reduction in his title or responsibilities or authority, any material reduction in annual base salary; reassignment to a location more than fifty (50) miles from his current office that necessitates either a move of his principal residence or a one-way commute of more than fifty (50) miles; or any other action that constitutes a material breach of the agreement by the Corporation or the Bank.

If Mr. Utz’s employment is terminated by the Corporation or the Bank other than “for cause” or if Mr. Utz terminates his employment for good reason, he is entitled to receive the greater of the amount of his base salary or the remainder of his base salary for the remaining term of the agreement payable in equal monthly installments over the term in which Mr. Utz is being paid. Mr. Utz would also be entitled to receive employee benefits for a period of one (1) year following such termination.

Under the terms of the agreement, as amended effective March 8, 2016, following a change in control of the Corporation or the Bank, if Mr. Utz’s employment is voluntarily terminated other than “for cause” or if Mr. Utz terminates his employment for good reason within three (3) years following a change in control of the Corporation or the Bank, Mr. Utz is entitled to receive a lump sum payment equal to three (3) times the sum of his then current direct annual salary and the highest bonus paid to him with respect to one of the last three (3) years of employment, and he will continue to receive all benefits to which he was previously entitled for a period of three (3) years.

In the event the amounts and benefits payable under the agreement resulting from a change of control, when added to all other benefits and amounts which may become payable to Mr. Utz by the Corporation and/or the Bank in such a circumstance, are such that they become subject to Section 280G of the Internal Revenue Code and, therefore, to the excise tax provisions of Section 4999 of the Internal Revenue Code, then the total payments due Mr. Utz shall be reduced to the extent, and only to the extent, necessary to assure that their aggregate present value, as determined in accordance with the applicable provisions of Section 280G of the Code, does not exceed the greater of the amount that may be received by Mr. Utz without the imposition of an excise tax under Section 4999 of the Code or the greatest after-tax amount payable to Mr. Utz after taking into account any excise tax imposed on the payments under Section 4999 of the Code.

Change of Control Agreements

The named executive officers and other employees of the Bank have built the Corporation into the successful enterprise that it is today, and the Compensation Committee believes that it is important to protect them in the event of a change of control. Further, it is the Committee’s belief that the shareholders will be best served if the interests of management are aligned with the interests of the shareholders. Providing change of control benefits should eliminate, or at least reduce, the reluctance of management to pursue potential change of control transactions that may be in the best interests of the Corporation. Relative to the overall value of the Corporation, these potential change of control benefits are relatively minor. The level of change of control benefits are based on industry practices and negotiations with the affected named executive officers and other executive officers.

Change of control benefits for Mr. Miller and Mr. Utz are described above in the section describing their respective employment agreements. The other named executive officers with an agreement providing for change in control benefits are Ms. Baker, Mr. Clemens, Ms. Doll and Mr. Field, which are described below.

Diane E. Baker, Chief Risk Officer, Matthew Clemens, Chief Administrative Officer, Amy Doll, Chief Loan Officer and Charles T. Field, Senior Vice President and Chief Financial Officer. On June 23, 2016, the Corporation and the Bank entered into a Change of Control Agreement with each of Ms. Baker, Mr. Clemens and Ms. Doll. On November 9, 2016, the Corporation and the Bank entered into a Change of Control Agreement with Mr. Field, Each Agreement contains substantially similar terms to those contained in the other Agreements.

The terms and condition of the Agreements provide that Ms. Baker, Mr. Clemens, Ms. Doll and Mr. Field are entitled to receive certain cash compensation and employee benefits in the event that their respective employment is terminated by the Corporation or Bank (or an acquirer or successor thereof) without “good cause,” or, in certain specified circumstances, by Ms. Baker, Mr. Clemens, Ms. Doll or Mr. Field, in each case within two (2) years after the occurrence of a “change of control.”

More specifically, the agreements provide that upon a termination pursuant to a “change of control,” Ms. Baker, Mr. Clemens, Ms. Doll and Mr. Field are entitled to be paid cash compensation in an amount equal to one (1) times the sum of his or her highest annual base salary during one of the three immediately preceding calendar years, plus his or her highest cash bonus earned during the same time period. Payment of this cash compensation is to be made in a single lump sum within ten (10) days after the termination of employment. In addition, each would be entitled to continue participation in the Bank’s employee benefit plans for a period of one (1) year; provided that if participation in any health, medical, life insurance or disability plan is barred, the Bank will be required to pay for an individual plan with substantially equivalent coverage.

As used in the agreement, a “change of control” means:

●	A change in ownership of the Corporation or the Bank such that any person or group of persons acquires stock that causes such person or group to own more than 50 percent of the total fair market value or total voting power of the stock of the Corporation or the Bank;

●	A change in the effective control of the Corporation or the Bank such that any person or group of persons acquires, during any 12-month period, the ownership of stock of the Corporation or Bank possessing 35 percent or more of the total voting power of the stock of the Corporation or the Bank, or a majority of the Corporation’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Corporation’s board of directors prior to the date of the appointment or election; or

●	A change in the ownership of a substantial portion of the assets of the Corporation or the Bank during any 12-month period such that any person or group of persons acquires assets from the Corporation or the bank that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Corporation or the Bank immediately prior to such acquisitions.

“Good cause” is defined in the Agreements to mean: the willful failure to substantially perform his or her duties as an officer of the Corporation or Bank following receipt of written notice of such failure; the willful engaging in misconduct injurious to the Corporation or Bank; dishonesty or gross negligence in the performance of his or her duties; breach of a fiduciary duty involving personal profit; the violation of any law, rule or regulation governing banks or bank officers or any final cease and desist order issued by a bank regulatory authority, any of which materially jeopardizes the business of the Corporation or Bank; or moral turpitude or other conduct which brings public discredit to the Corporation or Bank.

Should Ms. Baker, Mr. Clemens, Ms. Doll or Mr. Field terminate his or her employment for any of the following reasons following a change of control of the Corporation or the Bank, he or she will be entitled to receive the benefits payable under their respective Agreement: reduction in title or responsibilities or authority which are inconsistent with, or assignment of duties inconsistent with, his or her position; removal from office other than for “good cause”; reassignment to a principal place of employment which is more than twenty-five (25) miles from his or her respective principal place of employment immediately preceding the termination of employment; reduction in annual base salary; failure to provide Ms. Baker, Mr. Clemens, Ms. Doll or Mr. Field with benefits as favorable as those enjoyed by he or she prior to the termination of employment; requirement that he or she travel in the performance of his or her duties for a significantly greater period of time than was required of he or she during the year preceding the change in control; or any material breach of the agreement by the Corporation or Bank.

The Agreements provide that in the event the amounts and benefits payable to Ms. Baker, Mr. Clemens, Ms. Doll or Mr. Field under the Agreements resulting from a change in control, when added to all other benefits and amounts which may become payable to them in such a circumstance, are such that they become subject to Section 280G of the Internal Revenue Code and, therefore, to the excise tax provisions of Section 4999 of the Internal Revenue Code, then the Bank shall reduce the amounts payable to Ms. Baker, Mr. Clemens, Ms. Doll and Mr. Field under the Agreements so that the amounts payable to each of them under the Agreements and any other agreements, plans or programs of the Bank shall be $1.00 less than the amount which would trigger the excise tax under Section 4999 of the Internal Revenue Code and corresponding lack of deduction to the Corporation.

Potential Payments upon Termination or Change in Control

The tables below show the value of estimated payments pursuant to the employment and change in control agreements, stock incentive plans and other non-qualified plans described above upon a termination of employment, including gross-up payments for any excise tax on the parachute payments upon a change of control, for Mr. Miller (our only named executive officer with an agreement providing for such payments). The payments represent the maximum possible payments under interpretations and assumptions most favorable to the executive officer. All termination events are assumed to occur on December 31, 2016, and termination upon a change of control is assumed to be involuntary. Corporation payments to a terminated executive may be more or less than the amounts contained in the various agreements and plans. In addition, certain amounts currently are vested and, thus, do not represent an increased amount of benefits.

Larry J. Miller

Assuming one of the following events had occurred on December 31, 2016, Mr. Miller’s payments and benefits had an estimated value as follows:

Termination Reason	Change in Control Payment ($)(1)	Severance Payment ($)	Accelerated Vesting of Stock Awards ($)	Stock Options ($)		Accelerated Vesting of Deferred Compensation Benefit(9)	Value of Employee Benefit Plans and Programs ($)		Life Insurance Benefit Paid ($)(13)	Disability Payments ($)(14)	Excise Tax Gross-Up Payment ($)	Total ($)
Voluntary	-	-	-	82,627	(6)	-	-		-	-	-	82,627
Voluntary for ‘Good Reason’	-	250,000(2)	-	82,627	(6)	-	12,938	(10)	-	-	-	345,565
Involuntary without ‘Cause’	-	750,000(3)	-	82,627	(6)	-	12,938	(10)	-	-	-	845,565
Involuntary for ‘Cause’	-	-	-	82,627	(6)	-	-		-	-	-	82,627
Permanent Disability	-	-	94,346(4)	82,627	(7)	-	6,469	(11)	-	203,333	-	386,775
Death	-	-	94,346(4)	82,627	(7)	-	-		1,000,000	-	-	1,176,973
Change in Control (with Double Trigger Adverse Employment Action)	1,176,600	-	251,731(5)	82,627	(8)	-	38,814	(12)	-	-	-	1,549,772

(1) If Mr. Miller’s employment is terminated during the period commencing with the date of any Change in Control and ending on the second anniversary of the date of the Change in Control, then Mr. Miller shall be paid an amount equal to three (3) times the sum of (a) his then current annual direct salary, and (b) the highest bonus paid to him with respect to one of the three calendar years immediately preceding the year of termination. Such amount will be paid in a lump sum within ten (10) days following the date of termination of employment.

(2) In the event of Mr. Miller’s termination for ‘Good Reason’, the Bank shall pay Mr. Miller an amount equal to his annual direct salary. Such amount shall be paid in a lump sum within ten (10) days following the date of termination of employment.

(3) In the event of employment termination by the Bank without ‘Cause’ and no Change in Control, the Bank shall pay Mr. Miller his full annual direct salary from the date of termination through the last day of the term of the employment agreement or an amount equal to his current annual direct salary, whichever is greater. Such amount shall be paid in a lump sum within ten (10) days following the date of termination of employment.

(4) In the event an Executive terminates employment during the restricted period by reason of death, disability, or retirement, and the Executive had completed a minimum of one year of employment during the restricted period, restrictions shall lapse on the number of shares (if any) determined by multiplying the full number of shares subject to restriction by a fraction, the numerator of which is the number of full months of employment the Executive had completed in such restriction period, and the denominator of which is the total number of full months in such restriction period. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(5) In the event of any Change in Control, all restrictions applicable to any outstanding Restricted Stock Award shall lapse as of the date of such Change in Control. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(6) In the event that the Executive would terminate employment for any reason other than death, disability, retirement, or Change of Control, the options must be exercised within three months following the Executive’s termination date and prior to the options’ expiration. All options which are not exercisable on the date of termination shall be cancelled. The value of the vested and “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(7) In the event that the Executive would terminate employment due to death, disability, or retirement, the options must be exercised within one year following the Executive’s termination of employment and prior to is expiration. The value of all “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(8) In the event of any Change in Control, all Stock Options shall immediately become exercisable without regard to the exercise period. The value of all “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(9) Under the deferred compensation plan, Mr. Miller is entitled to receive the Normal Retirement Benefit amount if he is terminated for any reason other than Involuntary for ‘Cause’, in which case Mr. Miller would not be entitled to any deferred compensation payments. As of December 31, 2016, Mr. Miller has attained “Normal Retirement Age” as outlined in the deferred compensation plan, and is entitled to receive the Normal Retirement Benefit amount of $161,850 per year, paid in twelve (12) equal monthly installments payable on the first day of each month commencing with the month following the Executive’s Normal Retirement Date and continuing for 239 additional months. There would be no acceleration of vesting and Mr. Miller would not receive accelerated deferred compensation payments if his employment was terminated as of December 31, 2016.

(10) Reflects the value of twelve (12) months of employee benefit plans and programs to which Mr. Miller was entitled prior to the date of termination, to be provided pursuant to Mr. Miller’s employment agreement.

(11) Reflects the value of six (6) months of employee benefit plans and programs to which Mr. Miller was entitled prior to the date of termination, to be provided pursuant to Mr. Miller’s employment agreement.

(12) Reflects the value of thirty-six (36) months of employee benefit plans and programs to which Mr. Miller was entitled prior to the date of termination, to be provided pursuant to Mr. Miller’s employment agreement.

(13) The life insurance payment reflects three (3) times the annual bases salary of the executive with maximum benefit of $1,000,000.

(14) In the event that Mr. Miller becomes disabled, he is eligible for up to six (6) months of Short Term and twenty-four (24) months of Long-Term disability in accordance with the Bank’s employee benefit program, assuming permanent disability on December 31, 2016.

A. Dwight Utz

Assuming one of the following events had occurred on December 31, 2016, Mr. Utz’ payments and benefits had an estimated value as follows:

Termination Reason	Change in Control Payment ($)(1)	Severance Payment ($)(2)	Accelerated Vesting of Stock Awards ($)	Stock Options ($)		Accelerated Deferred Compensation Payments ($)	Value of Employee Benefit Plans and Programs ($)	Life Insurance Benefit Paid ($)(11)	Disability Payments ($)(12)	Excise Tax Gross-Up Payment ($)	Total ($)
Voluntary	-	-	-	116,008	(5)	-	-	-	-	-	116,008
Voluntary for ‘Good Reason’	-	375,000	-	116,008	(5)	-	12,938(8)	-	-	-	503,946
Involuntary without ‘Cause’	-	375,000	-	116,008	(5)	-	12,938(8)	-	-	-	503,946
Involuntary for ‘Cause’	-	-	-	116,008	(5)	-	-	-	-	-	116,008
Permanent Disability	-	-	34,159(3)	116,008	(6)	-	6,469(9)	-	305,000	-	461,636
Death	-	-	34,159(3)	116,008	(6)	-	-	1,000,000	-	-	1,150,167
Change in Control (with Double Trigger Adverse Employment Action)	1,390,041	-	195,262(4)	116,008	(7)	-	38,814(10)	-	-	-	1,740,125

(1) Under Mr. Utz’s employment agreement, payment is calculated as three (3) times the sum of (a) his then current annual base salary, and (b) the highest bonus paid to him with respect to one of the three calendar years immediately preceding the year of termination, to be paid in a lump sum within ten (10) days following the date of termination. Based upon the terms and Mr. Utz’s employment agreement, and in compliance with Section 4999 of the Code, should this payment and any other payments due or payable under other plans of the Corporation exceed the applicable Safe Harbor limit, then the total payments due Mr. Utz shall be reduced to the extent, and only to the extent, necessary to assume that their aggregate present value, as determined in accordance with the applicable provisions of Section 280G of the Code, does not exceed the greater of the Safe Harbor Amount or the greatest after-tax amount payable to Mr. Utz after taking into account any excise tax imposed under Section 4999 of the Code. Should a Change of Control occur, the final amount would be calculated and confirmed in accordance with the regulations and the employment agreement.

(2) In the event of termination by the Bank without “Cause” and no Change in Control, the Bank shall pay Mr. Utz an amount equal to the greater of one (1) times his base salary or the remainder of Mr. Utz’s base salary for the remaining term of his employment period as defined in his employment agreement. Said amount shall be payable in equal monthly installments over a term equal to the term for which the Executive is being paid, i.e. twelve (12) to twenty-four (24) months.

(3) In the event an Executive terminates employment during the restricted period by reason of death, disability, or retirement, and the Executive had completed a minimum of one year of employment during the restricted period, restrictions shall lapse on the number of shares (if any) determined by multiplying the full number of shares subject to restriction by a fraction, the numerator of which is the number of full months of employment the Executive had completed in such restriction period, and the denominator of which is the total number of full months in such restriction period. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(4) In the event of any Change in Control, all restrictions applicable to any outstanding Restricted Stock Award shall lapse as of the date of such Change in Control. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(5) In the event that the Executive would terminate employment for any reason other than death, disability, retirement, or Change of Control, the options must be exercised within three months following the Executive’s termination date and prior to the options’ expiration. All options which are not exercisable on the date of termination shall be cancelled. The value of the vested and “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(6) In the event that the Executive would terminate employment due to death, disability, or retirement, the options must be exercised within one year following the Executive’s termination of employment and prior to is expiration. The value of all “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(7) In the event of any Change in Control, all Stock Options shall immediately become exercisable without regard to the exercise period. The value of all “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(8) Reflects the value of twelve (12) months of employee benefit plans and programs to which Mr. Utz was entitled prior to the date of termination, to be provided pursuant to Mr. Utz’s employment agreement.

(9) Reflects the value of six (6) months of employee benefit plans and programs to which Mr. Utz was entitled prior to the date of termination, to be provided pursuant to Mr. Utz’s employment agreement.

(10) Reflects the value of thirty-six (36) months of employee benefit plans and programs to which Mr. Utz was entitled prior to the date of termination, to be provided pursuant to Mr. Utz’s employment agreement.

(11) The life insurance payment reflects three (3) times the annual bases salary of the executive with maximum benefit of $1,000,000.

(12) In the event that Mr. Utz becomes disabled, he is eligible for up to six (6) months of Short Term and twenty-four (24) months of Long-term disability in accordance with the Bank’s employee benefit program, assuming permanent disability on December 31, 2016.

Charles T. Field

Assuming one of the following events had occurred on December 31, 2016, Mr. Field’s payments and benefits had an estimated value as follows:

Termination Reason	Change in Control Payment ($)(1)	Severance Payment ($)	Accelerated Vesting of Stock Awards ($)	Stock Options ($)		Accelerated Deferred Compensation Payments ($)	Value of Employee Benefit Plans and Programs ($)	Life Insurance Benefit Paid ($)(8)	Disability Payments ($)(9)	Excise Tax Gross-Up Payment ($)	Total ($)
Voluntary	-	-	-	-	(4)	-	-	-	-	-	-
Voluntary for ‘Good Reason’	-	-	-	-	(4)	-	-	-	-	-	-
Involuntary without ‘Cause’	-	-	-	-	(4)	-	-	-	-	-	-
Involuntary for ‘Cause’	-	-	-	-	(4)	-	-	-	-	-	-
Permanent Disability	-	-	-(2)	-	(5)	-	-	-	-	-	-
Death	-	-	-(2)	-	(5)	-	-	-	-	-	-
Change in Control (with Double Trigger Adverse Employment Action)	227,500	-	16,617(3)	-	(6)	-	-(7)	-	-	-	244,117

(1) Under Mr. Field’s Change in Control agreement, payment is calculated as one (1) times the sum of (a) the highest annualized base salary at the time of or during one of the three calendar years immediately preceding the termination pursuant to a Change in Control, and (b) the highest cash bonus earned with respect to one of the three calendar years immediately preceding the date of the termination pursuant to a Change in Control. Such amount will be paid in a lump sum within ten (10) days after termination of employment.

(2) In the event an Executive terminates employment during the restricted period by reason of death, disability, or retirement, and the Executive had completed a minimum of one year of employment during the restricted period, restrictions shall lapse on the number of shares (if any) determined by multiplying the full number of shares subject to restriction by a fraction, the numerator of which is the number of full months of employment the Executive had completed in such restriction period, and the denominator of which is the total number of full months in such restriction period. As of December 31, 2016 Mr. Field had not been employed for one year during the restricted stock award period.

(3) In the event of any Change in Control, all restrictions applicable to any outstanding Restricted Stock Award shall lapse as of the date of such Change in Control. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(4) In the event that the Executive would terminate employment for any reason other than death, disability, retirement, or Change of Control, vested options must be exercised within three months following the Executive’s termination date and prior to its expiration. All options which are not exercisable on the date of termination shall be cancelled. Mr. Field had no outstanding stock option awards as of December 31, 2016.

(5) In the event that the Executive would terminate employment due to death, disability, or retirement, vesting is accelerated on all unvested options. All vested options must be exercised within one year following the Executive’s termination of employment and prior to the expiration of the options. Mr. Field had no outstanding stock option awards as of December 31, 2016.

(6) In the event of any Change in Control, all Stock Options shall immediately become exercisable without regard to the exercise period. Mr. Field had no outstanding stock option awards as of December 31, 2016.

(7) Pursuant to Mr. Field’s Change of Control Agreement, he would be eligible for twelve (12) months of employee benefit plans and programs to which Mr. Field was entitled prior to the date of termination. As of December 31, 2016 Mr. Field had not completed the ninety day probationary period and therefore, assuming an event on December 31, 2016, he would not be eligible for continuation of coverage.

(8) As of December 31, 2016, Mr. Field had not completed the ninety day probationary period and therefore, assuming an event on December 31, 2016, he would not be eligible for life insurance coverage.

(9) As of December 31, 2016, Mr. Field had not completed the ninety day probationary period and therefore, assuming an event on December 31, 2016, he would not be eligible for disability insurance coverage.

Diane E. Baker

Assuming one of the following events had occurred on December 31, 2016, Ms. Baker’s payments and benefits had an estimated value as follows:

Termination Reason	Change in Control Payment ($)(1)	Severance Payment ($)	Accelerated Vesting of Stock Awards ($)	Stock Options ($)		Accelerated Deferred Compensation Payments ($)	Value of Employee Benefit Plans and Programs ($)	Life Insurance Benefit Paid ($)(8)	Disability Payments ($)(9)	Excise Tax Gross-Up Payment ($)	Total ($)
Voluntary	-	-	-	53,732	(4)	-	-	-	-	-	53,732
Voluntary for ‘Good Reason’	-	-	-	53,732	(4)	-	-	-	-	-	53,732
Involuntary without ‘Cause’	-	-	-	53,732	(4)	-	-	-	-	-	53,732
Involuntary for ‘Cause’	-	-	-	53,732	(4)	-	-	-	-	-	53,732
Permanent Disability	-	-	12,416(2)	98,584	(5)	-	-	-	1,268,334	-	1,379,334
Death	-	-	12,416(2)	98,584	(5)	-	-	615,000	-	-	726,000
Change in Control (with Double Trigger Adverse Employment Action)	245,482	-	68,157(3)	98,584	(6)	-	6,459(7)	-	-	-	418,683

(1) Under Ms. Baker’s Change in Control agreement, payment is calculated as one (1) times the sum of (a) the highest annualized base salary at the time of or during one of the three calendar years immediately preceding the termination pursuant to a Change in Control, and (b) the highest cash bonus earned with respect to one of the three calendar years immediately preceding the date of the termination pursuant to a Change in Control. Such amount will be paid in a lump sum within ten (10) days after termination of employment.

(2) In the event an Executive terminates employment during the restricted period by reason of death, disability, or retirement, and the Executive had completed a minimum of one year of employment during the restricted period, restrictions shall lapse on the number of shares (if any) determined by multiplying the full number of shares subject to restriction by a fraction, the numerator of which is the number of full months of employment the Executive had completed in such restriction period, and the denominator of which is the total number of full months in such restriction period. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(3) In the event of any Change in Control, all restrictions applicable to any outstanding Restricted Stock Award shall lapse as of the date of such Change in Control. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(4) In the event that the Executive would terminate employment for any reason other than death, disability, retirement, or Change of Control, vested options must be exercised within three months following the Executive’s termination date and prior to its expiration. All options which are not exercisable on the date of termination shall be cancelled. The value of the vested and “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(5) In the event that the Executive would terminate employment due to death, disability, or retirement, vesting is accelerated on all unvested options. All vested options must be exercised within one year following the Executive’s termination of employment and prior to the expiration of the options. The value of all “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(6) In the event of any Change in Control, all Stock Options shall immediately become exercisable without regard to the exercise period. The value of all “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(7) Reflects the value of twelve (12) months of employee benefit plans and programs to which Ms. Baker was entitled prior to the date of termination, to be provided pursuant to Ms. Baker’s Change of Control agreement.

(8) The life insurance payment reflects three (3) times the annual bases salary of the executive with maximum benefit of $1,000,000.

(9) In the event that Ms. Baker becomes disabled, she is eligible for up to six (6) months of Short Term and Long-term disability payments until the age of 67, in accordance with the Bank’s employee benefit program, assuming permanent disability on December 31, 2016.

Amy L. Doll

Assuming one of the following events had occurred on December 31, 2016, Ms. Doll’s payments and benefits had an estimated value as follows:

Termination Reason	Change in Control Payment ($)(1)	Severance Payment ($)	Accelerated Vesting of Stock Awards ($)	Stock Options ($)		Accelerated Deferred Compensation Payments ($)	Value of Employee Benefit Plans and Programs ($)	Life Insurance Benefit Paid ($)(8)	Disability Payments ($)(9)	Excise Tax Gross-Up Payment ($)	Total ($)
Voluntary	-	-	-	37,037	(4)	-	-	-	-	-	37,037
Voluntary for ‘Good Reason’	-	-	-	37,037	(4)	-	-	-	-	-	37,037
Involuntary without ‘Cause’	-	-	-	37,037	(4)	-	-	-	-	-	37,037
Involuntary for ‘Cause’	-	-	-	37,037	(4)	-	-	-	-	-	37,037
Permanent Disability	-	-	14,663(2)	91,056	(5)	-	-	-	1,846,187	-	1,951,906
Death	-	-	14,663(2)	91,056	(5)	-	-	705,000	-	-	810,719
Change in Control (with Double Trigger Adverse Employment Action)	280,701	-	72,864(3)	91,056	(6)	-	17,469(7)	-	-	-	462,090

(1) Under Ms. Doll’s Change in Control agreement, payment is calculated as one (1) times the sum of (a) the highest annualized base salary at the time of or during one of the three calendar years immediately preceding the termination pursuant to a Change in Control, and (b) the highest cash bonus earned with respect to one of the three calendar years immediately preceding the date of the termination pursuant to a Change in Control. Such amount will be paid in a lump sum within ten (10) days after termination of employment.

(2) In the event an Executive terminates employment during the restricted period by reason of death, disability, or retirement, and the Executive had completed a minimum of one year of employment during the restricted period, restrictions shall lapse on the number of shares (if any) determined by multiplying the full number of shares subject to restriction by a fraction, the numerator of which is the number of full months of employment the Executive had completed in such restriction period, and the denominator of which is the total number of full months in such restriction period. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(3) In the event of any Change in Control, all restrictions applicable to any outstanding Restricted Stock Award shall lapse as of the date of such Change in Control. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(4) In the event that the Executive would terminate employment for any reason other than death, disability, retirement, or Change of Control, vested options must be exercised within three months following the Executive’s termination date and prior to its expiration. All options which are not exercisable on the date of termination shall be cancelled. The value of the vested and “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(5) In the event that the Executive would terminate employment due to death, disability, or retirement, vesting is accelerated on all unvested options. All vested options must be exercised within one year following the Executive’s termination of employment and prior to the expiration of the options. The value of all “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(6) In the event of any Change in Control, all Stock Options shall immediately become exercisable without regard to the exercise period. The value of all “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(7) Reflects the value of twelve (12) months of employee benefit plans and programs to which Ms. Doll was entitled prior to the date of termination, to be provided pursuant to Ms. Baker’s Change of Control agreement.

(8) The life insurance payment reflects three (3) times the annual bases salary of the executive with maximum benefit of $1,000,000.

(9) In the event that Ms. Doll becomes disabled, she is eligible for up to six (6) months of Short Term and Long-term disability payments until the age of 67, in accordance with the Bank’s employee benefit program, assuming permanent disability on December 31, 2016.

Matthew A. Clemens

Assuming one of the following events had occurred on December 31, 2016, Mr. Clemens payments and benefits had an estimated value as follows:

Termination Reason	Change in Control Payment ($)(1)	Severance Payment ($)	Accelerated Vesting of Stock Awards ($)	Stock Options ($)		Accelerated Vesting of Deferred Compensation Benefit	Value of Employee Benefit Plans and Programs ($)	Life Insurance Benefit Paid ($)(11)	Disability Payments ($)(12)	Excise Tax Gross-Up Payment ($)	Total ($)
Voluntary	-	-	-	241,131	(4)	-	-	-	-	-	241,131
Voluntary for ‘Good Reason’	-	-	-	241,131	(4)	-	-	-	-	-	241,131
Involuntary without ‘Cause’	-	-	-	241,131	(4)	-	-	-	-	-	241,131
Involuntary for ‘Cause’	-	-	-	241,131	(4)	-	-	-	-	-	241,131
Permanent Disability	-	-	13,521(2)	289,805	(5)	-(7)	-	-	910,000	-	1,213,326
Death	-	-	13,521(2)	289,805	(5)	154,185(8)	-	585,000	-	-	1,042,511
Change in Control (with Double Trigger Adverse Employment Action)	232,922	-	70,635(3)	289,805	(6)	154,185(9)	17,469(10)	-	-	-	765,016

(1) Under Mr. Clemens’ Change in Control agreement, payment is calculated as one (1) times the sum of (a) the highest annualized base salary at the time of or during one of the three calendar years immediately preceding the termination pursuant to a Change in Control, and (b) the highest cash bonus earned with respect to one of the three calendar years immediately preceding the date of the termination pursuant to a Change in Control. Such amount will be paid in a lump sum within ten (10) days after termination of employment.

(2) In the event an Executive terminates employment during the restricted period by reason of death, disability, or retirement, and the Executive had completed a minimum of one year of employment during the restricted period, restrictions shall lapse on the number of shares (if any) determined by multiplying the full number of shares subject to restriction by a fraction, the numerator of which is the number of full months of employment the Executive had completed in such restriction period, and the denominator of which is the total number of full months in such restriction period. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(3) In the event of any Change in Control, all restrictions applicable to any outstanding Restricted Stock Award shall lapse as of the date of such Change in Control. The value of the accelerated vesting was calculated using the closing price of $28.60 as of December 31, 2016.

(4) In the event that the Executive would terminate employment for any reason other than death, disability, retirement, or Change of Control, vested options must be exercised within three months following the Executive’s termination date and prior to its expiration. All options which are not exercisable on the date of termination shall be cancelled. The value of the vested and “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(5) In the event that the Executive would terminate employment due to death, disability, or retirement, vesting is accelerated on all unvested options. All vested options must be exercised within one year following the Executive’s termination of employment and prior to the expiration of the options. The value of all “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(6) In the event of any Change in Control, all Stock Options shall immediately become exercisable without regard to the exercise period. The value of all “in the money” stock options was calculated using the closing price of $28.60 on December 31, 2016.

(7) Pursuant to Mr. Clemens’ Deferred Compensation Plan, the Executive would be eligible for accelerated payment of vested benefits but no acceleration of vesting as a result of the Executive’s permanent disability.

(8) Pursuant to Mr. Clemens’ Deferred Compensation Plan, the Executive’s designated beneficiary would be eligible for accelerated payment of vested benefits and an acceleration of vesting as a result of the Executive’s death.

(9) Reflects the value of accelerated vesting pursuant to Mr. Clemens’ Deferred Compensation Plan, over the established term of the benefit.

(10) Reflects the value of twelve (12) months of employee benefit plans and programs to which Mr. Clemens was entitled prior to the date of termination, to be provided pursuant to Mr. Clemens’ Change of Control agreement.

(11) The life insurance payment reflects three (3) times the annual bases salary of the executive with maximum benefit of $1,000,000.

(12) In the event that Mr. Clemens becomes disabled, he is eligible for up to six (6) months of Short Term and Long-term disability payments until the age of 67, in accordance with the Bank’s employee benefit program, assuming permanent disability on December 31, 2016.

Compensation Committee Interlocks and Insider Participation

Throughout 2016, the members of the Compensation Committee were D. Reed Anderson, Esq. (Chair), Jeffrey R. Hines, P.E. (Vice Chair), Brian D. Brunner, Cynthia A. Dotzel, MacGregor S. Jones and Dallas L. Smith. Relationships that members of the Compensation Committee have had and/or maintain with the Corporation are described in the “Related Person Transactions and Policies” section of this Proxy Statement.

Additionally, Larry J. Miller, Chief Executive Officer of the Corporation, is also Chairman of the Board of Directors. Mr. Miller and Mr. A. Dwight Utz make recommendations to the Compensation Committee regarding compensation for employees. Mr. Miller and Mr. Utz do not participate in conducting their respective reviews.

Director Compensation

The Corporation uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Corporation considers the significant time commitment required of directors in fulfilling their duties to the Corporation.

Cash Compensation Paid to Board Members

In 2016, the Bank’s non-employee directors were compensated for their services rendered as follows:

●	a monthly retainer of $1,500;

●	directors’ fees of $850 for each regular or special meeting attended;

●	committee meeting fees paid at the rate of $350 per hour; and

●	monthly retainer paid to committee chairs of $250 (Wealth Management Committee) and $500 (Audit Committee).

The Corporation’s Lead Director and Bank’s Vice Chairman received a monthly retainer of $2,000 in 2016. In addition, each non-employee director recognized imputed income for insurance premiums paid on behalf of the non-employee Bank directors, which totaled $6,199 in 2016. The Bank provides a directors’ life insurance program for non-employee directors. This program is designed to provide a death benefit to the director’s beneficiary in the amount of $200,000. Under this program, the Bank is the direct beneficiary of death benefits equal to the greater of: (1) the cash surrender value of the policy; (2) the aggregate premiums paid on the policy by the Bank less any outstanding indebtedness to the insurer; or (3) the amount in excess of $200,000. In the aggregate, the Bank paid $258,215 in cash compensation to the directors in 2016.

Independent Directors’ Deferred Compensation Plan

The Corporation maintains a deferred compensation plan for independent directors. Participants may elect to defer receipt of compensation in order to gain certain tax benefits under Internal Revenue Code Section 451. This plan is not funded by the Corporation.

2007 Long-Term Incentive Plan

The Corporation maintains a 2007 Long-Term Incentive Plan (“2007 Plan”), which was approved by the Corporation’s shareholders. The purposes of the 2007 Plan are to advance the long-term success of the Corporation and to increase shareholder value by providing the incentive of long-term stock-based rewards to officers, directors and key Bank employees as determined by the Compensation Committee.

The 2007 Plan provides for awards of incentive stock options, non-statutory stock options, restricted stock awards, stock appreciation rights, and stock awards. The Compensation Committee administers the 2007 Plan. Persons eligible to receive awards under the 2007 Plan are those officers, directors and key Bank employees as determined by the Compensation Committee.

The Corporation did not grant any stock options to non-employee directors during 2016.

Name (1)(2)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
D. Reed Anderson, Esq.	39,400	-	-	-	-	1,830	41,230
Brian Brunner(4)	34,400	-	-	-	-	424	34,824
Cynthia A. Dotzel, CPA	41,175	-	-	-	-	422	41,597
Jeffrey R. Hines, P.E.	31,675	-	-	-	-	276	31,951
MacGregor S. Jones	34,100	-	-	-	-	997	35,097
Dallas L. Smith	35,465	-	-	-	-	1,346	36,811
Harry R. Swift, Esq.	42,000	-	-	-	-	904	42,904

(1) Mr. Miller, Executive Chairman, President and Chief Executive Officer of the Corporation, and Mr. Utz, Chief Executive Officer and President of PeoplesBank, did not receive separate compensation as directors of the Corporation or the Bank. Mr. Miller and Mr. Utz’s compensation is described and disclosed in the Executive Compensation section of this proxy statement. Mr. Utz was appointed to the Board of Directors of the Bank effective March 8, 2016.
(2) Includes fees for attendance at Board of Directors meetings of the Bank. The Board of Directors of the Bank met fourteen (14) times in 2016.
(3) Imputed cost of life insurance for non-employee directors for a life insurance benefit of $200,000 for the named beneficiary of each director.
(4) Mr. Brunner was appointed to the Board of Directors of the Bank effective September 8, 2015. Mr. Brunner was appointed to the Board of Directors of the Corporation on January 12, 2016.

RELATED PERSON TRANSACTIONS AND POLICIES

Some of the Corporation and Bank’s directors and executive officers and the companies with which they are associated were customers of and had banking transactions with the Bank during 2016. All loans and loan commitments made to them and their immediate family members and to their companies were made in the ordinary course of business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the Bank, and did not involve more than a normal risk of collectability or present other unfavorable features. The principal loan balance outstanding for these persons on December 31, 2016, was approximately $161,517, which did not include unfunded commitments of approximately $677,119. The Bank anticipates that it will enter into similar transactions in the future.

The Bank’s Board of Directors is responsible for ensuring compliance with Federal Reserve Board Regulation O, including its lending, record-keeping and reporting requirements and, to that end, has adopted and maintains a written Regulation O compliance policy.  The Bank’s Chief Risk Officer is the executive officer responsible for administration of the Regulation O compliance policy.  The Chief Risk Officer maintains a list of insiders (directors, executive officers, principal shareholders and their related interests) who are subject to the Regulation O compliance policy.  Each year, a Directors and Officers questionnaire is circulated to all directors and executive officers in order to update related party information and to assist in the identification of potential related party transactions.  Any direct or indirect extension of credit to an insider, including related interests, must be approved by the Bank’s Board of Directors. Approval is only granted if the transaction will be made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at that time for comparable transactions with other persons, and if the transaction does not involve more than the normal risk of collection and does not present any other unfavorable features.

In addition to its Regulation O compliance policy, the Bank’s Code of Ethics and Conflicts of Interest Policies address, among other things, related party transactions and potential conflicts of interest. Both policies apply to all directors, officers and employees as well as their immediate family members and related business entities, trusts or estates.

To identify related persons and entities, the Bank requires directors and executive officers to complete a Directors’ and Officers’ Questionnaire annually.  This information is utilized to identify real or potential transactions in which conflicts of interest covered by the above-referenced policies and guidelines may arise.

Proposed transactions with such persons or entities are reviewed and voted on by the Board of Directors of the Corporation or the Bank, as applicable. Interested parties do not participate in such review and vote.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors, executive officers and shareholders who beneficially own more than 10% of the Corporation’s outstanding common stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation with the Securities and Exchange Commission, and deliver a copy of such reports to the Corporation. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2016, except that Mr. Anderson made a late filing on November 28, 2016 related to the sale of common stock. The late filing was due to administrative oversight.

PROPOSAL 2 –ADVISORY VOTE

REGARDING EXECUTIVE COMPENSATION

Pursuant to section 14A of the Securities Exchange Act of 1934, we are again providing our shareholders the opportunity to vote on an advisory, non-binding resolution to approve the compensation paid to our named executive officers, as described in this Proxy Statement. This advisory vote, commonly referred to as a “say-on-pay” vote, gives our shareholders the opportunity to endorse, or not endorse, the compensation of our named executive officers on an annual basis. Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation programs.

We believe that our executive compensation policies and programs, which are reviewed and approved by our Compensation Committee, are designed to align our named executive officers’ compensation with our short-term and long-term performance and to provide the compensation and incentives that are necessary to attract, motivate and retain key executives who are important to our continued success. The Compensation Committee regularly reviews all elements of our executive compensation program and takes any actions it deems necessary to continue to fulfill the objectives of our compensation programs. These programs have been designed to promote a performance-based culture which aligns the interests of our executive officers and other managers with the interests of our shareholders.

The Corporation’s shareholders approved the compensation payable to our named executive officers at the 2016 Annual Meeting of Shareholders by a majority of the votes cast, and we note that the Corporation has not made any material changes to its compensation programs or philosophies in the past year.

For the reasons discussed above, our shareholders are asked to again provide their support with respect to the compensation of the Corporation’s named executive officers by voting in favor of the following non-binding resolution:

“Resolved, that the shareholders of Codorus Valley Bancorp, Inc. approve the compensation of the Corporation’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

Because this shareholder vote is advisory, it will not be binding on our Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required for Approval

The approval of the non-binding advisory proposal on our executive compensation requires the affirmative vote of a majority of the shares of common stock present at the meeting, in person or by proxy. Abstentions and broker non-votes that are counted only for purposes of determining a quorum will have the effect of a vote against this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the advisory, non-binding resolution approving the compensation paid to the Corporation’s named executive officers.

PROPOSAL 3- APPROVAL OF THE 2017

CODORUS VALLEY BANCORP, INC.

LONG-TERM INCENTIVE PLAN

Vote Required for Approval

The approval of the 2017 Codorus Valley Bancorp, Inc. Long-Term Incentive Plan (the “LTIP”) requires the affirmative vote of the holders of a majority of the shares of common stock present at the meeting, in person or by proxy. Abstentions and broker non-votes will have the effect of a vote against the proposed amendment.

Summary and Vote Required

You are being asked to approve the LTIP. On March 15, 2017, the Compensation Committee adopted the LTIP and on the same date, the Board directed that the LTIP be submitted to shareholders for approval upon the affirmative vote of a majority of the votes cast by holders of shares of Common Stock voting in person or by proxy at the meeting.

Important facts about the LTIP:

●	The number of shares of the Corporation’s common stock that can be issued under the LTIP is 360,000 shares subject to future adjustment for stock splits and stock dividends;

●	The LTIP provides for many forms of equity awards including incentive stock options, non-statutory stock options, performance restricted shares, restricted stock awards, restricted stock units, stock appreciation rights and stock awards;

●	The LTIP also provides for cash incentive option;

●	No awards have yet been granted under the LTIP;

●	The purposes of the LTIP are to align the interest of eligible participants with the interests of shareholders, to ensure that compensation practices are competitive in the industry, to secure, retain and motivate personnel who may be responsible for the Corporation’s operation and management and to encourage eligible participants to contribute to enhanced corporate performance;

●	The price at which each share covered by an option may be acquired is determined by the Committee at the time the option is granted and shall not be less than the fair market value of the underlying shares of common stock on the day the option is granted; and

●	No option may be exercised after the expiration of ten years from the date the option was granted.

The following is a summary of the LTIP. The full text of the LTIP is attached to this proxy statement as Appendix “A”. Appendix “A” is an integral part of this proxy statement and we urge you to read it in its entirety. The material terms of the LTIP are as follows:

Eligibility: All employees of the Corporation and all non-employee directors are eligible to receive awards under the LTIP.

Administration: The Compensation Committee administers and interprets the LTIP. The Committee also determines which employees qualify for awards under the LTIP and the associated terms and conditions of each award.

Awards: The Compensation Committee may issue awards under the LTIP in the form of:

●	Incentive Stock Options - options to purchase stock intended to qualify under Internal Revenue Code Sections 421 and 422. These options have specific tax benefits to recipients;

●	Non-Qualified Options - options to purchase stock not intended to qualify for tax treatment under Internal Revenue Code Sections 421 through 424;

●	Stock Appreciation Rights - rights that entitle the holder, upon exercise of the right, to receive from the issuer, in cash or common stock, an amount equal to the excess of the market value of the underlying common stock over the exercise price of the right;

●	Restricted Stock Awards - stock that is restricted as to transferability and subject to forfeiture for a set period of time unless certain conditions are met;

●	Restricted Stock Units – bookkeeping entries representing one or more shares of common stock deliverable in the future or the future value of which is paid in cash in the future, restricted as to transferability and subject to forfeiture for a set period of time unless certain conditions are met;

●	Performance Restricted Shares - stock that vests if performance criteria established by the Compensation Committee are achieved;

●	Stock Awards - stock that has no restrictions on ownership; and

●	Cash Incentive Awards – cash payments conditioned upon the Corporation’s achievement of one or more performance goals established by the Compensation Committee.

The Compensation Committee, in its sole discretion, determines the awards and their terms and conditions; provided, however, that a member of the committee may not vote on any awards to himself or herself. Generally awards may be exercised in whole or in part. The Corporation will use funds received from the exercise of awards for general corporate purposes. The Compensation Committee may permit the acceleration of any award’s exercise terms when the situation warrants. However, the Compensation Committee may impose other requirements and conditions consistent with the LTIP’s objectives.

Term; Termination and Amendment of the LTIP: The LTIP was originally effective March 15, 2017, subject to shareholder approval. The term of the LTIP is ten (10) years, although any grants outstanding after the expiration of the term may be exercised within the period prescribed under or pursuant to the LTIP. The LTIP may be terminated or amended, at any time, by the Board of Directors, subject, in certain cases, to shareholder approval of amendments, and provided such amendment does not negatively affect prior grants.

Change in Control: To the extent awards are not assumed, converted or replaced by the resulting entity in a change in control, then upon the occurrence of a change in control all such awards become fully exercisable, all restrictions applicable to any outstanding award other than for performance awards will lapse, and for any outstanding performance awards the target payout opportunities available under such awards shall be deemed to have been fully earned based upon the greater of (i) an assumed achievement of all relevant performance goals at the “target” level or (ii) the actual level of achievement of all relevant performance goals against the “target,” and the award will become vested pro rata based on the portion of the applicable performance period completed through the change in control.

To the extent such awards are assumed, converted or replaced by the resulting entity in the change in control, if, within two years after the date of change in control the recipient of any award has a separation from service by the resulting entity other than for “cause,” then such awards as may be exercised shall become fully exercisable, all restrictions with respect to outstanding awards, other than for performance awards, will lapse, and for any performance awards the target payout opportunities available under such awards shall be deemed to have been fully earned based upon the greater of (i) an assumed achievement of all relevant performance goals at the “target” level or (ii) the actual level of achievement of all relevant performance goals against “the target,” and the award will be vested pro rata based on the portion of the applicable performance period completed through the date of the separation from service.

Rights with Respect to Shares: A recipient of any grant under the LTIP generally does not have rights as a shareholder with respect to such grant unless and until the shares of common stock are issued to the recipient. Dividend equivalents may be reinvested in additional performance restricted shares during the performance period. Recipients of performance restricted shares and restricted stock awards have the right to vote the underlying shares and to have the dividend thereon reinvested during the applicable restriction or vesting period.

Federal Income Tax Implications

A participant who receives qualified options will not recognize taxable income on the grant or the exercise of the option. If the stock acquired by the exercise of an incentive stock option is held until the later of (i) 12 months from the award’s grant date, and (ii) one year from the award’s exercise date any gain (or loss) recognized on the stock’s sale or exchange will be treated as long-term capital gain, and the Corporation will not receive any income tax deduction. If stock acquired by the exercise of an incentive stock option is sold or exchanged before the expiration of the required holding period, the participant recognizes ordinary income in the year the disposition occurred in an amount equal to the difference between the option price and the lesser of the stock’s fair market value on the exercise date, or the selling price. In the event of a disqualifying disposition, the Corporation is entitled to an income tax deduction in the year the disposition occurred in an amount equal to the amount of ordinary income the employee recognized.

A participant who receives a non-qualified option will not recognize taxable income on the grant of the award. However, upon exercise, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date that the option is exercised over the purchase price paid for the stock. The participant will recognize capital gain on the differential between the fair market value on the date of exercise and the sale price. The Corporation is entitled to an income tax deduction in the year of the exercise in an amount equal to the amount of the income the employee recognized.

A participant who receives stock appreciation rights will not recognize taxable income on the grant of the award. However, upon exercise, he or she will recognize ordinary income in an amount equal to the cash or fair market value of the stock received. The Corporation is entitled to an income tax deduction in the year the participant exercises the stock appreciation right in an amount equal to the amount of income the employee recognized.

A participant who receives restricted stock, restricted stock units and performance restricted shares will not recognize taxable income on the grant of the award if the restricted stock is non-transferable and subject to substantial risk of forfeiture. The participant will recognize taxable income the first time the restricted shares are transferable or the restricted shares are not subject to a substantial risk of forfeiture, or upon the payout of cash, whichever occurs first. The participant will recognize ordinary income in an amount equal to fair market value of the restricted stock or the amount of cash received at the time of vesting or payout, less any amount paid by the participant.

Restricted stock received pursuant to awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such restricted stock does not make the election described below, the participant realizes no taxable income upon the receipt of restricted stock and the Corporation is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the restricted stock lapse the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to section 162(m) of the Code, the Corporation will be entitled to a corresponding deduction. A participant’s tax basis in restricted stock will be equal to the fair market value when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than the then applicable holding period at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving restricted stock may make an election under section 83(b) of the Code with respect to the shares. By making a section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and the Corporation will be entitled to a corresponding deduction at that time. By making a section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Corporation, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the section 83(b) election. To make a section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are granted, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are granted.

Generally, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the Participant. Dividend payments received with respect to shares of restricted stock for which a section 83(b) election has been made will be treated as dividend income, assuming the Corporation has adequate current or accumulated earnings and profits.

A participant realizes no taxable income and the Corporation is not entitled to a deduction when restricted stock units payable in the future and subject to conditions such as the passage of time or achievement of performance goals are granted. When restricted stock units vest and become payable as a result of the satisfaction of the terms and conditions on such award, including, if applicable, achievement of performance goals, the participant will realize ordinary income equal to the amount of cash received or the fair market value of the shares received minus any amount paid for the shares, and, subject to section 162(m) of the Code, the Corporation will be entitled to a corresponding deduction.

A participant’s tax basis in shares of common stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

The Committee may, but need not, permit a participant to defer receipt of payment in satisfaction of restricted stock units, provided that any such deferral shall be administered in good faith compliance with section 409A of the Code and the Treasury regulations or other authoritative guidance issued under that section. The Committee is authorized to take such action as it deems necessary and reasonable to avoid the application of the additional tax described in section 409A(a)(1)(B) of the Code to any award deferred hereunder.

Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation is a qualified performance-based award. The LTIP limits the maximum number of shares of Common Stock that may be granted to the recipient during any calendar year to 100,000 shares.

The Corporation is entitled to deduct from the payment of any award all applicable income and employment taxes required by federal, state, local, or foreign law to be withheld, or may require the participant to pay such withholding taxes to the Corporation as a condition of receiving payment of the award. The Committee may allow a participant to satisfy his or her withholding obligations by directing the Corporation to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to the Corporation in an amount necessary to satisfy the withholding obligation.

A participant who receives a stock award or a cash award will recognize taxable income on the grant of the award equal to the fair market value of the stock on such date or the amount of the cash award. The Corporation is entitled to an income tax deduction in the year of the award.

Recommendation of the Board of Directors

For the foregoing reasons, the Board of Directors believes that the approval and adoption of the 2017 Codorus Valley Bancorp, Inc. Long-Term Incentive Plan is in the best interests of the Corporation and its shareholders and recommends a vote FOR the proposal.

New Plan Benefits

There have been no grants made under the LTIP. Because benefits under the LTIP will depend on the actions of the Board and/or employee participation as well as the value of the Corporation’s Common Stock, it is not possible to determine the benefits that will be received if approved by shareholders. The closing price for the Corporation’s shares as of March 15, 2017 was $26.11.

PROPOSAL 4 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Corporation’s Audit Committee has selected the firm of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Although shareholder approval of the selection of BDO is not required by law, the Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection as is the common practice with other publicly traded companies.

Vote Required for Approval

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the majority of the shares present at the meeting, in person or by proxy, is required to ratify the appointment of BDO as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017. If our shareholders at the 2017 Annual Meeting do not approve this proposal, the Audit Committee may reconsider its selection of BDO, but no determination has been made as to what action the Audit Committee would take if shareholders do not ratify the appointment of BDO.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of BDO USA, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee met with management periodically during the year to consider the adequacy of the Corporation’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Corporation’s independent registered public accounting firm.

The Audit Committee met privately at its regular meetings with both the independent registered public accounting firm and the internal auditors, each of whom has unrestricted access to the Audit Committee.

The Audit Committee appointed, and the Board approved, BDO as the independent registered public accounting firm for the Corporation after reviewing the firm’s performance with management and independence.

Management has primary responsibility for the Corporation’s consolidated financial statements and the overall reporting process, including the Corporation’s system of internal controls. The independent registered public accounting firm audited the annual consolidated financial statements prepared by management, expressed an opinion as to whether those consolidated financial statements fairly present the financial position, results of operations and cash flows of the Corporation in conformity with generally accepted accounting principles in the United States of America and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

The Audit Committee reviewed with management and BDO, the Corporation’s independent registered public accounting firm, the Corporation’s audited consolidated financial statements and met separately with both management and BDO to discuss and review those consolidated financial statements and reports prior to issuance. Management has represented, and BDO has confirmed to the Audit Committee, that the consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America.

The Audit Committee received from and discussed with BDO the written disclosure and the letter required by PCAOB Rule 3526 Communication With Audit Committees Concerning Independence. These items relate to that firm’s independence from the Corporation. The Audit Committee also discussed with BDO matters required to be discussed by Auditing Standard No. 16 Communication with Audit Committees. The Audit Committee monitored certified public accounting firm independence and reviewed audit and non-audit services performed by BDO.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors and the Board has approved that the audited consolidated financial statements be included in the Annual Report on Form 10-K as of and for the year ended December 31, 2016, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of

Codorus Valley Bancorp, Inc.

Cynthia A. Dotzel, CPA, Chair

Jeffrey R. Hines, P.E. Vice Chair

D. Reed Anderson, Esq.

Dallas L. Smith

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected BDO as the independent registered public accounting firm for the examination of its consolidated financial statements as of and for the fiscal year ending December 31, 2017. BDO served as the Corporation’s independent registered public accounting firm for the year ended December 31, 2016.

We expect a representative of BDO to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.

Fees of Independent Public Accountants

Aggregate fees billed to the Corporation by BDO for services rendered for 2016 and 2015 are presented below:

	Year Ended December 31,
	2016	2015

Audit Fees	$147,531	$216,777
Audit Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$147,531	$216,777

Audit fees include professional services rendered for the audit of the Corporation’s annual consolidated financial statements included in Form 10-K and review of consolidated financial statements included in Form 10-Q and services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses. These fees also include an audit of internal controls over financial reporting in accordance with the Federal Deposit Insurance Corporation Improvement Act and the Sarbanes-Oxley Act of 2002. For 2016, audit fees include $20,467 related to S-3 filing fees. For 2015, audit fees include $15,000 for procedures related to the auditing of the business acquisition of Madison Bancorp, Inc., as well as $69,924 for comfort letter procedures associated with the public offering of the Corporation’s common stock in December 2015.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of particular services on a case-by-case basis. The Audit Committee approved all fees, including tax fees, during 2016 and 2015.

The Audit Committee has considered BDO’s provision of non-audit services and determined that such services are compatible with maintaining BDO’s independence.

ADDITIONAL INFORMATION

Any shareholder may obtain a copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016, including the consolidated financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to the Treasurer, Codorus Valley Bancorp, Inc., P.O. Box 2887, York, PA 17405-2887. You may also view these documents on the Corporation’s website at www.peoplesbanknet.com. Click on the “Investor Relations” link at the top of the home page, click on “SEC Filings” in the left-hand margin, and then click on “Documents.” In the middle of the page click on “Latest 10-K.”

OTHER MATTERS

The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the proxy holders will vote the proxies in accordance with the instructions of the Board of Directors of the Corporation.

INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2017. This Notice of Annual Meeting and Proxy Statement, proxy card and 2016 Annual Report are available at: www.proxyvote.com.

Appendix A

2017 LONG-TERM INCENTIVE PLAN

OF

CODORUS VALLEY BANCORP, INC.

ARTICLE I

GENERAL PROVISIONS

1.1         PURPOSES

The purposes of the 2017 Long-Term Incentive Plan (the “Plan”) are to advance the long-term success of Codorus Valley Bancorp, Inc. (the “Company” or “Codorus”), and to increase shareholder value by providing the incentive of long-term stock-based awards and cash awards to officers, non-employee directors and key employees. The Plan is designed to: (i) encourage stock ownership by Participants (hereinafter defined) to further align their interests with the interests of shareholders of the Company, (2) ensure that compensation practices are competitive in the industry and (3) assist in the attraction and retention of key employees vital to the Company’s long-term success.

1.2         DEFINITIONS

For the purpose of the Plan, the following terms shall have the meanings indicated:

(a)       “Board” means the Board of Directors of the Company.

(b)       “Cash Incentive Awards” means a right to receive a cash payment pursuant to any award made pursuant to Article VII hereof.

(c)       “Change in Control” means the occurrence of any of the following events:

(i)       The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of the Company’s Common Stock in excess of 30% of the Company’s Common Stock unless such acquisition has been approved by the Board;

(ii)       Any election has occurred of persons to the Board that causes a majority of the Board to consist of persons other than: (A) persons who were members of the Board on the effective date of the Plan, as provided in Section 11.1 and (B) persons who were nominated for election as members of the Board at a time when a majority of the Board consisted of persons who were members of the Board on the effective date of the Plan, provided, however, that any person nominated for election by a Board at least a majority of whom constituted persons described in clauses (A) and (B) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (A);

(iii)      The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the beneficial owners of the Company’s Common Stock immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 50% of the then combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Company’s Common Stock immediately prior to such reorganization, merger or consolidation;

(iv)      The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the beneficial owners of the Company’s Common Stock immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 50% of the then combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees of the entity purchasing such assets in substantially the same proportion as their ownership of the Company’s Common Stock immediately prior to such sale or disposition; or

(v)       A complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if it is determined that an award hereunder is subject to the requirements of Section 409A of the Code and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

(d)       “Code” means the Internal Revenue Code of 1986, as amended, including any successor law thereto.

(e)       “Committee” means the Compensation Committee of the Board or the full Board, as the case may be.

(f)        “Common Stock” means the Common Stock of the Company, par value $2.50 per share.

(g)       “Company” means Codorus and solely for purposes of determining: (i) eligibility for participation in the Plan, (ii) employment and (iii) the establishment of performance goals, shall include any corporation, partnership or other organization of which Codorus owns or controls, directly or indirectly, not less than 50 percent of the total combined voting power of all classes of stock or other equity interests. For purposes of this Plan, the terms “Codorus” and “Company” shall include any successor to Codorus.

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(h)       “Disability” means total and permanent disability within the meaning of Section 22(e)(3) of the Code.

(i)        “Dividend Equivalent” means an amount equal to the cash dividend paid on one share of Common Stock for each Performance Restricted Share or Restricted Stock Unit. All Dividend Equivalents will be reinvested in Performance Restricted Shares or Restricted Stock Units at a purchase price equal to the Fair Market Value on the dividend date.

(j)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)       “Fair Market Value” means as of any date: (i) the average of the closing bid and asked prices on such date of the Common Stock as quoted by The NASDAQ Stock Market or (ii) as the case may be, the last reported sales price of the Common Stock on such date as reported by The NASDAQ Stock Market or the principal national securities exchange on which such stock is listed and traded, or in each such case where there is no trading on such date, on the first previous date on which there is such trading.

(l)        “Incentive Stock Option” means a Stock Option which meets the definition under Section 422 of the Code.

(m)      “Key Employee” means an employee who, in the judgment of the Committee, is considered especially important to the future of the Company.

(n)       “Non-Employee Director” means a member of the Board who is not an employee of the Company.

(o)       “Nonstatutory Stock Option” means a Stock Option which does not meet the definition of an Incentive Stock Option.

(p)       “Participant” means any officer, Non-Employee Director or Key Employee who has met the eligibility requirements set forth in Section 1.6 hereof and to whom an award has been made and is outstanding under the Plan.

(q)       “Performance Measures” shall mean the Performance Measures described in Section 4.4 of the Plan.

(r)       “Performance Period” means, in relation to Performance Restricted Shares, any period for which performance goals have been established.

(s)       “Performance Restricted Share” means a right granted to a Participant pursuant to Article IV.

(t)       “Restricted Stock Award” means an award of Common Stock granted to a Participant pursuant to Article V which is subject to a Restriction Period.

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(u)       “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one or more shares of Common Stock granted to a Participant pursuant to Article V which is subject to a Restriction Period.

(v)       “Restriction Period” means in relation to Restricted Stock Awards and Restricted Stock Units, the period of time (if any) during which: (i) such shares or units, as the case may be, are subject to forfeiture pursuant to the Plan and (ii) such shares or units, as the case may be, may not be sold, assigned, transferred, pledged or otherwise disposed of by the Participant.

(w)      “Retirement” means an employee Participant’s termination from employment with the Company after the Participant has attained age 65 and has completed a minimum of five years of service with the Company, or the Participant has attained age 60 and has completed a minimum of 10 years of employment with the Company, or termination of employment under circumstances which the Committee deems equivalent to retirement, or a Non-Employee Director’s termination of service as a Non-Employee Director under circumstances which the Committee deems equivalent to retirement.

(x)       “Stock Appreciation Right” means a right granted to a Participant pursuant to Article III to surrender to the Company all or any portion of the related Stock Option and to receive in cash or in shares of Common Stock an amount equal to the excess of the Fair Market Value over the option price on the date of such exercise.

(y)       “Stock Award” means an award of Common Stock granted to a Participant pursuant to Article V which is not subject to a Restriction Period.

(z)       “Stock Option” means a right granted to a Participant pursuant to Article II, to purchase, before a specified date and at a specified price, a specified number of shares of Common Stock.

1.3         ADMINISTRATION

The Plan shall be administered by the Committee; provided, however, that the Board shall administer the Plan as it relates to the terms, conditions and grant of awards to Non-Employee Directors. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. Subject to the provisions of the Plan and to directions by the Board, the Committee is authorized to interpret the Plan, to adopt administrative rules, regulations and guidelines for the Plan, and to impose such terms, conditions and restrictions on grants as it deems appropriate. The Committee, in its discretion, may allow certain optionees holding unexercised Incentive Stock Options to convert such options to Nonstatutory Stock Options. The Committee may, with respect to Participants who are not subject to Section 16(b) of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code (“Section 162(m)”), delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company.

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1.4         TYPES OF GRANTS UNDER THE PLAN

Grants under the Plan may be in the form of any one or more of the following:

(a)       Nonstatutory Stock Options;

(b)       Incentive Stock Options;

(c)       Stock Appreciation Rights;

(d)       Performance Restricted Shares;

(e)       Restricted Stock Awards;

(f)        Restricted Stock Units;

(g)       Stock Awards; and

(h)       Cash Incentive Awards.

1.5         SHARES SUBJECT TO THE PLAN AND INDIVIDUAL AWARD LIMITATION

(a)       A maximum of 360,000 shares of Common Stock may be issued under the Plan. All such shares may be granted in the form of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Performance Restricted Shares, Restricted Stock Awards, Restricted Stock Units and Stock Awards. The total number of shares authorized is subject to adjustment as provided in Section 9.1 hereof. Shares of Common Stock issued under the Plan may be treasury shares or authorized but unissued shares. No fractional shares shall be issued under the Plan. Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of Common Stock that shall be subject to stock-based awards made under the Plan to any one individual in any calendar year shall be 100,000.

(b)       If any Stock Option granted under the Plan expires or terminates, the underlying shares of Common Stock may again be made available for the purposes of the Plan. Any shares of Common Stock that have been granted as Restricted Stock Awards, or that have been reserved for distribution in payment for Performance Restricted Shares or Restricted Stock Units but are later forfeited or for any other reason are not payable under the Plan, may again be made available for the purposes of the Plan. Furthermore, shares of Common Stock that are: (i) tendered or withheld in payment of the exercise price of any Stock Option or in satisfaction of withholding tax obligations arising from any Award and (ii) shares of Common Stock repurchased by the Company that have been designated for allocation to the Plan, shall be available for issuance under the Plan.

(c)       The maximum amount of cash-based awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Participant in any calendar year shall not exceed $1,000,000.

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(d)       No more than $200,000 may be granted in share-based awards under the Plan during any one year to a Participant who is a Non-Employee Director (based on the Fair Market Value of the shares of Common Stock underlying the award as of the applicable grant date).

1.6         ELIGIBILITY AND PARTICIPATION

Participation in the Plan shall be limited to officers, who may also be members of the Board, other Key Employees of the Company who are so designated by the Committee in its discretion, Non-Employee Directors and consultants to the Company.

1.7         NO REPRICING; NO AUTOMATIC OPTION GRANTS (RELOADS)

Without the prior approval of the shareholders, the Company may not:

(a)       Cancel a previously granted Stock Option or Stock Appreciation Right in exchange for cash or a replacement Stock Option or Stock Appreciation Right with a lower (or no) exercise price;

(b)       Provide for any automatic grant of a new Stock Option or Stock Appreciation Right upon a Participant’s exercise of any Stock Option or Stock Appreciation Right granted under the Plan; or

(c)       Amend a Stock Option or Stock Appreciation Right to lower the exercise price;

except for adjustments required or otherwise made under Section 9.1, or take any other action that could constitute a “repricing” under generally accepted accounting principles.

1.8         MINIMUM VESTING

Except in the case of awards granted to Non-Employee Directors, and except in the case of substitute awards or awards granted as an inducement to join the Company as a new employee to replace forfeited awards from a former employer, any award other than a Stock Award or a Cash Incentive Award granted under the Plan shall be subject to a minimum vesting period of twelve (12) months. Notwithstanding the foregoing, the Committee may permit acceleration of vesting in the event of the Participant’s death, Disability or Retirement, or upon a Change of Control.

1.9         CLAWBACKS

Awards shall be subject to the requirements of: (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder; (ii) similar rules under the applicable laws of any other jurisdiction; (iii) any compensation recovery policies adopted by the Company to implement any such requirements; and (iv) any other compensation recovery

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policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Participant.

ARTICLE II

STOCK OPTIONS

2.1         GRANT OF STOCK OPTIONS

The Committee may from time to time, subject to the provisions of the Plan, grant Stock Options to Participants. The Committee shall determine the number of shares of Common Stock to be covered by each Stock Option and shall have the authority to grant Incentive Stock Options, Nonstatutory Stock Options or a combination thereof; provided, however, that Incentive Stock Options may be granted only to Participants who are employees of the Company and may not be granted to Non-Employee Directors. Furthermore, the Committee may grant a Stock Appreciation Right in connection with a Stock Option, as provided in Article III.

2.2         INCENTIVE STOCK OPTION EXERCISE LIMITATIONS

The aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option is exercisable for the first time by a Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other limit as may be established from time to time under the Code.

2.3         OPTION DOCUMENTATION

Each Stock Option shall be evidenced by a written Stock Option agreement between the Company and the Participant to whom such option is granted, specifying the number of shares of Common Stock that may be acquired by its exercise and containing such terms and conditions consistent with the Plan as the Committee shall determine.

2.4         EXERCISE PRICE

The price at which each share covered by a Stock Option may be acquired shall be determined by the Committee at the time the option is granted and shall not be less than the Fair Market Value of the underlying shares of Common Stock on the day the Stock Option is granted. If an Incentive Stock Option is granted to an employee who, at the time such Option is granted, owns shares of the Company possessing more than 10 percent of the total combined voting power of all classes of shares of the Company or its subsidiaries (“10% Shareholder”), the exercise price of such Stock Option shall not be less than 110% of the Fair Market Value of the underlying shares of Common Stock on the day such Stock Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section 9.1 of the Plan.

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2.5         EXERCISE OF STOCK OPTIONS

(a)       Exercisability. Stock Options shall become exercisable at such times and upon the satisfaction of such conditions and in such installments as the Committee may provide at the time of grant.

(b)       Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised, provided that: (i) no Stock Option shall be exercisable after the expiration of ten years from the date the Stock Option was granted and (ii) in the case of a 10% Shareholder, no Stock Option shall be exercisable after the expiration of five years from the date the Stock Option was granted.

(c)       Exercise in the Event of Termination of Employment.

(i)       Death: Unless otherwise provided by the Committee at the time of grant, in the event of the death of the Participant, the Stock Option must be exercised by the Participant’s estate or beneficiaries within one year following the death of the Participant and prior to its expiration. Each Stock Option may be exercised as to all or any portion thereof regardless of whether or not fully exercisable under the terms of the grant.

(ii)       Disability: Unless otherwise provided by the Committee at the time of grant, in the event of the Disability of the Participant, the Stock Option must be exercised within one year following the Participant’s termination of employment or service and prior to its expiration. Each Stock Option may be exercised as to all or any portion thereof regardless of whether or not fully exercisable under the terms of the grant.

(iii)      Retirement: Unless otherwise provided by the Committee at the time of grant, in the event of the Retirement of the Participant, the Stock Option must be exercised within one year following the Participant’s termination of employment or service and prior to its expiration. An unexercised Incentive Stock Option will cease to be treated as such and will become a Nonstatutory Stock Option three months following the date of Retirement. Each Stock Option may be exercised as to all or any portion thereof regardless of whether or not fully exercisable under the terms of the grant.

(iv)      Other Terminations: Unless otherwise provided by the Committee at the time of grant, in the event a Participant ceases to be an employee or Non-Employee Director of the Company for any reason other than death, Disability or Retirement, Stock Options which are exercisable on the date of termination must be exercised within three months after termination and prior to the expiration date of any such Stock Option. All Stock Options which are not exercisable on the date of termination shall be cancelled.

(v)       Extension of Exercise Period: Notwithstanding all other provisions under Section 2.5(c), in the event a Participant’s employment or service is terminated, the Committee may, in its sole discretion, extend the post-termination period during which the Stock Option may be exercised, provided however that such period may not extend beyond the original option period.

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2.6         METHOD OF EXERCISE

The Stock Option may be exercised in whole or in part from time to time by written request received by the Secretary of the Company. The exercise price of each share acquired pursuant to a Stock Option shall be paid in full at the time of each exercise of the Stock Option either: (i) in cash, (ii) by delivering to the Company previously owned shares of Common Stock or (iii) in the discretion of the Committee, by delivering to the Secretary of the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iv) in the discretion of the Committee, through an election to have shares of Common Stock otherwise issuable to the Participant withheld to pay the exercise price of such Stock Option or (v) in the discretion of the Committee, through any combination of the payment procedures set forth in (i) through (iv) above. However, shares of Common Stock previously acquired by the Participant under the Plan or any other incentive plan of the Company shall not be utilized for purposes of payment upon the exercise of a Stock Option unless those shares have been owned by the Participant for a six month period or such longer period as the Committee may determine.

ARTICLE III

STOCK APPRECIATION RIGHTS

3.1         GRANT OF STOCK APPRECIATION RIGHTS

The Committee may, in its discretion, grant Stock Appreciation Rights in connection with all or any part of a Stock Option granted under the Plan. Any Stock Appreciation Right granted in connection with a Stock Option shall be governed by the terms of the Stock Option agreement and the Plan.

3.2         EXERCISE OF STOCK APPRECIATION RIGHTS

Stock Appreciation Rights shall become exercisable under the Stock Option terms set forth in Section 2.5 but shall be exercisable only when the Fair Market Value of the shares subject thereto exceeds the exercise price of the related Stock Option.

3.3         METHOD OF EXERCISE

(a)       Stock Appreciation Rights shall permit the Participant, upon exercise of such rights, to surrender the related Stock Option, or any portion thereof, and to receive, without payment to the Company (except for applicable withholding taxes), an amount equal to the excess of the Fair Market Value over the exercise price. Such amount shall be paid in shares of Common Stock valued at Fair Market Value on the date of exercise or in cash, or any combination of shares and cash, as determined by the Committee in its discretion.

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(b)       Upon the exercise of a Stock Appreciation Right and surrender of the related Stock Option, or portion thereof, such Stock Option, to the extent surrendered, shall be terminated and the shares covered by the Stock Option so surrendered shall no longer be available for purposes of the Plan.

ARTICLE IV

PERFORMANCE RESTRICTED SHARES

4.1         GRANT OF PERFORMANCE RESTRICTED SHARES

The Committee may from time to time grant Performance Restricted Shares to Participants under which payment may be made in shares of Common Stock if the performance of the Company meets certain goals established by the Committee. Such Performance Restricted Shares shall be subject to such performance goals and, if earned, a vesting period, as the Committee shall determine.

4.2         PERFORMANCE RESTRICTED SHARE AGREEMENT

Each grant of Performance Restricted Shares shall be evidenced by a written agreement between the Company and Participant to whom such Performance Restricted Shares are granted. The agreement shall specify the number of Performance Restricted Shares granted, the terms and conditions of the grant, the duration of the Performance Period, the performance goals to be achieved, and the vesting period applicable to shares of Common Stock earned.

4.3         COMMON STOCK EQUIVALENT

Each Performance Restricted Share shall be credited to an account to be maintained for each such Participant during the Performance Period and shall be deemed to be the equivalent of one share of Common Stock. At the conclusion of the Performance Period, Performance Restricted Shares earned, if any, shall be converted to shares of Common Stock subject to a vesting period.

4.4         PERFORMANCE GOALS

Performance Restricted Share awards shall be conditioned upon the Company’s attainment of a specified goal with respect to one or more of the following performance measures: (i) total shareholder return; (ii) return on average shareholders’ equity; (iii) return on capital; (iv) earnings per share; (v) return on average assets; (vi) earnings; (vii) net income; (viii) net interest income; (ix) core earnings; (x) cash flow; (xi) operating income; (xii) Fair Market Value of Common Stock; (xiii) non-interest income growth; (xiv) loan growth; (xv) deposit growth; (xvi) shareholder value added or economic value added; (xvii) return on investment; (xviii) non-interest income to total revenue ratio; (xix) net interest margin; (xx) net charge-off ratio; (xxi) reserve coverage of non-performing loans; (xxii) market share; (xxiii) productivity ratios; (xxiv) regulatory compliance; (xxv) satisfactory internal or external audits; (xxvi) capital

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and expense management; (xxvii) achievement of risk management objectives; (xxviii) efficiency ratio; (xxix) the ratio of non-performing assets to total assets; and (xxx) the ratio of non-performing loans to total loans. The Committee shall determine a minimum performance level below which no Performance Restricted Shares shall be payable and a performance schedule under which the number of shares earned may be less than, equal to, or greater than the number of Performance Restricted Shares granted based upon the Company’s performance. The Committee may adjust the performance goals and measurements to reflect significant unforeseen events; provided, however, that the Committee may not make any such adjustments with respect to any award of Performance Restricted Shares to an individual who is then a “covered employee” as such term is defined in Regulation 1.162-27(c)(2) promulgated under Section 162(m), if such adjustment would cause compensation pursuant to such Performance Restricted Share award to cease to be performance-based compensation under Section 162(m).

4.5         PERFORMANCE PERIOD

The Committee shall establish a Performance Period applicable to each grant of Performance Restricted Shares. There shall be no limitation on the number of Performance Periods established by the Committee, and more than one Performance Period may encompass the same calendar year. The Committee may shorten any Performance Period if it determines that unusual or unforeseen events so warrant.

4.6         DIVIDEND EQUIVALENTS DURING PERFORMANCE PERIOD

During the Performance Period, a Participant shall be entitled to receive Dividend Equivalents which shall be deemed to have been reinvested in additional Performance Restricted Shares at the same time as such underlying Common Stock cash dividend is paid. Performance Restricted Shares granted through such reinvestment shall be credited to the Participant’s account and shall be payable to the Participant in the same manner and at the same time as the Performance Restricted Shares with respect to which such Dividend Equivalents were issued.

4.7         CONVERSION OF PERFORMANCE RESTRICTED SHARES

(a)       At the conclusion of the Performance Period, the Committee shall determine the number of Performance Restricted Shares, if any, which have been earned on the basis of Company performance in relation to the established performance goals.

(b)       Performance Restricted Shares earned shall be converted to shares of Common Stock and shall be represented by a stock certificate registered in the name of the Participant. Certificates evidencing such shares shall be held in custody by the Company until the restrictions thereon are no longer in effect.

4.8         VESTING PERIOD

At the time a Performance Restricted Share grant is made, the Committee shall establish a vesting period applicable to such shares earned, if any, which shall begin at the end of the Performance Period. After the lapse or waiver of the restrictions imposed, the Company shall

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deliver in the Participant’s name one or more stock certificates, evidencing the shares of Common Stock earned through the end of the Performance Period. The Committee may accelerate or waive the performance goals attached to a particular grant, in whole or in part, based on service and such other factors as the Committee may determine.

4.9         OTHER TERMS AND CONDITIONS

Performance Restricted Shares shall be subject to the following terms and conditions:

(a)       Except as otherwise provided in Section 4.6 or in the Performance Restricted Share agreement, the Participant shall not have the rights of a shareholder of the Company during the Performance Period, including no voting or dividend rights.

(b)       During any period in which the vesting period shall continue beyond the expiration or termination of the Performance Period, Performance Restricted Shares shall have the same shareholder rights to vote and with respect to dividends as provided for Restricted Stock Awards in Section 5.5.

4.10       TERMINATION OF EMPLOYMENT OR SERVICE PROVISIONS DURING A PERFORMANCE PERIOD

(a)       In the event a Participant terminates employment or service during a Performance Period by reason of death, Disability or Retirement, and the Participant had completed a minimum of one year of employment or service during the Performance Period, the Participant shall be entitled to that number of shares earned (if any) determined by multiplying the full number of shares earned (if any) by a fraction, the numerator of which is the number of full months of employment or service the Participant had completed in such Performance Period and the denominator of which is the total number of full months in such Performance Period. All applicable restrictions shall lapse with respect to such shares and such shares of Common Stock shall be issued to the Participant or the Participant’s designated beneficiary following the Performance Period. In the event the Participant had not completed one year of employment or service during the Performance Period, the Participant shall forfeit all rights to earn such Performance Restricted Shares.

(b)       If a Participant terminates employment or service during a Performance Period for any reason other than death, Disability or Retirement, the Participant shall forfeit all rights to earn such Performance Restricted Shares.

(c)       Notwithstanding Sections 4.10(a) and 4.10(b), in the event a Participant’s employment or service is terminated during a Performance Period under special circumstances, the Committee may, in its sole discretion, continue a Participant’s rights to earn any or all Performance Restricted Shares and waive in whole or in part any or all remaining restrictions.

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4.11       TERMINATION OF EMPLOYMENT OR SERVICE PROVISIONS FOLLOWING A PERFORMANCE PERIOD

(a)       In the event a Participant terminates employment or service following a Performance Period by reason of death, Disability or Retirement, all shares of Common Stock (formerly Performance Restricted Shares) shall immediately vest and shares of Common Stock shall be issued to the Participant or the Participant’s designated beneficiary.

(b)       If a Participant terminates employment or service following a Performance Period for any reason other than death, Disability or Retirement, the Participant shall forfeit all shares of Common Stock (formerly Performance Restricted Shares) which have not yet vested. Shares of Common Stock which have vested shall be issued to the Participant.

(c)       Notwithstanding Sections 4.11(a) and 4.11(b), in the event a Participant’s employment or service is terminated following a Performance Period under special circumstances, the Committee may, in its sole discretion, accelerate the remaining vesting period (if any) associated with that grant.

ARTICLE V

RESTRICTED STOCK AWARDS, RESTRICTED STOCK UNITS

AND STOCK AWARDS

5.1         AWARD OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND STOCK AWARDS

The Committee may grant Restricted Stock Awards, Restricted Stock Units and unrestricted Stock Awards to Participants subject to such terms and conditions as the Committee shall determine, provided that each Restricted Stock Award and Restricted Stock Unit shall be subject to a Restriction Period. Restricted Stock Awards, Restricted Stock Units and Stock Awards shall be used for the purposes of recruitment, recognition and retention of Key Employees and Non-Employee Directors vital to the Company’s success. The Committee may, in its sole discretion, require a Participant to deliver consideration in the form of services or cash as a condition to the grant of a Restricted Stock Award, Restricted Stock Units or Stock Award.

5.2         STOCK AWARD, RESTRICTED STOCK AWARD AND RESTRICTED STOCK UNIT AGREEMENTS

Each award of Restricted Stock Award, Restricted Stock Units and Stock Award shall be evidenced by a written agreement between the Company and the Participant to whom such award is granted. The agreement shall specify the number of shares awarded, the terms and conditions of the award and, in the case of a Restricted Stock Award and award of Restricted Stock Units, the Restriction Period, and the consequences of forfeiture.

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5.3         AWARDS AND CERTIFICATES

Shares of Common Stock awarded pursuant to a Restricted Stock Award or a Stock Award shall be registered in the name of the Participant. Certificates evidencing Restricted Stock Awards shall be held in custody by the Company until the restrictions thereon are no longer in effect. After the lapse or waiver of the restrictions imposed upon the Restricted Stock Award, the Company shall deliver in the Participant’s name one or more stock certificates, free of restrictions, evidencing the shares of Common Stock subject to the Restricted Stock Award to which the restrictions have lapsed or been waived.

5.4         RESTRICTION PERIOD

At the time a Restricted Stock Award is made, the Committee shall establish a Restriction Period applicable to such award. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service and such other factors as the Committee may determine. Neither Restricted Stock Awards nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restriction Period or prior to the satisfaction of other applicable restrictions.

5.5         OTHER TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

Shares of Common Stock subject to Restricted Stock Awards shall be subject to the following terms and conditions:

(a)       Except as otherwise provided in the Plan or in the Restricted Stock Award Agreement, the Participant shall have all the rights of a shareholder of the Company, including the right to vote the shares.

(b)       Cash dividends paid with respect to Common Stock subject to a Restricted Stock Award shall be reinvested to purchase additional shares of Common Stock that shall be subject to the same terms, conditions and restrictions that apply to the Restricted Stock Award with respect to which such dividends were issued.

5.6         OTHER TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

(a)       Restricted Stock Units may be settled in cash in an amount equal to the Fair Market Value of the shares of Common Stock as of a specified settlement date in the future, or in shares of Common Stock, as determined by the Committee and set forth in the award agreement. The award agreement also shall set forth whether the Restricted Stock Units shall be settled: (i) within the time period specified for “short term deferrals” under Section 409A of the Code, or (ii) otherwise within the requirements of Section 409A, in which case the award agreement shall specify upon which events the Restricted Stock Units shall be settled.

(b)       During the Restriction Period, a Participant shall be entitled to receive Dividend Equivalents which shall be deemed to have been reinvested in additional Restricted Stock Units

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at the same time as such underlying Common Stock cash dividend is paid. Restricted Stock Units granted through such reinvestment shall be credited to the Participant’s account and shall be payable or deliverable to the Participant in the same manner and at the same time as the Restricted Stock Units with respect to which such Dividend Equivalents were issued.

(c)       Holders of Restricted Stock Units shall not have rights as shareholders of the Company, including no voting or dividend rights.

(d)       A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded unsecured obligation of the Company, subject to the terms and conditions of the applicable award agreements.

5.7         TERMINATION OF EMPLOYMENT OR SERVICE

(a)       In the event a Participant terminates employment or service during the Restriction Period by reason of death, Disability or Retirement, and the Participant had completed a minimum of one year of employment or service during the Restriction Period, restrictions shall lapse on that number of shares (if any) determined by multiplying the full number of shares subject to restriction by a fraction, the numerator of which is the number of full months of employment or service the Participant had completed in such Restriction Period and the denominator of which is the total number of full months in such Restriction Period.

(b)       If a Participant terminates employment or service for any reason other than death, Disability or Retirement, the Participant shall forfeit all shares subject to restriction.

(c)       Notwithstanding Sections 5.7(a) and 5.7(b), in the event a Participant’s employment or service is terminated under special circumstances, the Committee may, in its sole discretion, waive in whole or in part, any and all remaining restrictions.

ARTICLE VI

TAX WITHHOLDING AND DEFERRAL OF PAYMENT

6.1         TAX WITHHOLDING

(a)       The Company may withhold from any payment of cash or Common Stock to a Participant or other person pursuant to the Plan a cash amount or number of shares (based upon the Fair Market Value of such shares as of the date such withholding tax obligations are due) sufficient to satisfy any required withholding taxes, including the Participant’s social security and Medicare taxes and federal, state and local income tax with respect to income arising from the payment of the award. The Company shall have the right to require the payment of any such taxes before delivering payment or issuing Common Stock pursuant to the award.

(b)       At the discretion of the Committee, under the terms of any grant of Stock Options, Stock Appreciation Rights, Performance Restricted Shares, Restricted Stock Awards and

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Restricted Stock Units, a Participant may have the right to elect to satisfy, in whole or in part, any required tax withholding obligations in connection with the issuance of shares of Common Stock earned under the Plan by requesting that the Company either:

(i)        withhold shares of Common Stock otherwise issuable to the Participant, or

(ii)       by accepting delivery of shares of Common Stock previously owned by the Participant.

In either case, the Fair Market Value of such shares of Common Stock will be determined as of the date such withholding tax obligations are due.

(c)       Notwithstanding any other provision hereof to the contrary, the Committee, in its sole discretion, may at any time suspend, terminate or disallow any or all entitlements to make the tax withholding election described in subparagraph (b) to the extent previously granted or extended to any Participant.

6.2         DEFERRAL OF PAYMENT

At the discretion of the Committee, a Participant may be offered the right to defer delivery of all or any portion of Performance Restricted Shares or Restricted Stock Awards otherwise distributable to such Participant or the payment of cash or delivery of shares of Common Stock with respect to Restricted Stock Units. Such right shall be exercised by execution of a written agreement by the Participant: (i) with respect to Restricted Stock Awards and Restricted Stock Units, prior to the expiration of the applicable Restriction Period and (ii) with respect to Performance Restricted Shares, prior to the expiration of the applicable vesting period. Any such deferral shall be based upon rules and procedures established by the Committee, which shall take into account potential tax treatment under Section 409A of the Code.

ARTICLE VII

CASH INCENTIVE AWARDS

7.1         GRANTING OF AWARDS

The Committee, in its discretion, may grant Cash Incentive Awards to Participants. Each Cash Incentive Award shall be conditioned upon the Company’s achievement of one or more Performance Goals with respect to the Performance Measure(s) beginning with the applicable Performance Period and which may be set forth in the Award Agreement evidencing such Cash Incentive Award. An award may be made in conjunction with the grant hereunder of Stock Options, Stock Appreciation Rights, Performance Restricted Shares, Restricted Stock Awards, Restricted Stock Units or Stock Awards. In making a Cash Incentive Award, the Committee shall establish a performance level below which the Cash Incentive Award shall not be payable. The Committee may adjust the performance goals and measurements to reflect significant unforeseen events; provided, however, that the Committee may not make any such adjustment

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with respect to any award to an individual who is then a “covered employee” as such term is defined in Regulation 1.162-27(c)(2) promulgated under Section 162(m), if such adjustment would cause compensation pursuant to such award to cease to be performance-based compensation under Section 162(m).

7.2         OTHER AWARD TERMS

The Committee may, in its sole discretion, establish certain additional performance-based conditions that must be satisfied by the Company, a business unit or the Participant as a condition precedent to the payment of all or a portion of any Cash Incentive Awards. Such conditions precedent may include, among other things, the receipt by a Participant of a specified annual performance rating and the achievement of specified performance goals by the Company, business unit or Participant.

ARTICLE VIII

CONSEQUENCES OF A CHANGE IN CONTROL

8.1         CONSEQUENCES OF A CHANGE IN CONTROL

For any awards outstanding as of the date of a Change in Control, either of the following provisions shall apply, depending on whether, and the extent to which, awards are assumed, converted or replaced by the resulting entity in a Change in Control, unless otherwise provided by the award agreement:

(a)       To the extent such awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding awards, other than for performance awards, shall lapse and become vested and non-forfeitable and for any outstanding performance awards the target payout opportunities available under such awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of: (i) an assumed achievement of all relevant performance goals at the “target” level or (ii) the actual level of achievement of all relevant performance goals against target as of the Company’s last fiscal quarter preceding the Change in Control and the award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control.

(b)       To the extent such awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Participant has a Separation from Service (as defined for purposes of Section 409A of the Code) by the Company other than for “cause” (which may include a Separation from Service by the Participant for “good reason” if provided in the applicable award agreement), as such terms are defined in the award agreement, then such outstanding awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding awards, other than for performance awards, shall lapse and become vested and non-forfeitable, and for any outstanding performance awards the target payout opportunities attainable under such awards shall be

 17

deemed to have been fully earned as of the Separation from Service based upon the greater of: (i) an assumed achievement of all relevant performance goals at the “target” level or (ii) the actual level of achievement of all relevant performance goals against target as of the Company’s last fiscal quarter preceding the Change in Control and the award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Separation from Service.

ARTICLE IX

OTHER PROVISIONS

9.1         ADJUSTMENT IN NUMBER OF SHARES AND OPTION PRICES

Grants of Stock Options, Stock Appreciation Rights, Performance Restricted Shares, Restricted Stock Awards and Restricted Stock Units shall be subject to adjustment by the Committee as to the number and price of shares of Common Stock or other considerations subject to such grants in the event of changes in the outstanding shares by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of grant. In the event of any such change in the outstanding shares, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee.

9.2         NO RIGHT TO EMPLOYMENT OR SERVICE

Nothing contained in the Plan, or in any grant pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Company or its subsidiaries or service as a Non-Employee Director, nor interfere in any way with the right of the Company or its subsidiaries to terminate the employment or change the compensation of any employee at any time.

9.3         NONTRANSFERABILITY

A Participant’s rights under the Plan, including the right to any shares or amounts payable may not be assigned, pledged or otherwise transferred except, in the event of a Participant’s death, to the Participant’s designated beneficiary, or, in the absence of such a designation, by will or by the laws of descent and distribution; provided, however, that the Committee may, in its discretion, at the time of grant of a Nonstatutory Stock Option or by amendment of an option agreement for an Incentive Stock Option or a Nonstatutory Stock Option, provide that Stock Options granted to or held by a Participant may be transferred, in whole or in part, to one or more transferees and exercised by any such transferee, provided further that: (i) any such transfer must be without consideration, (ii) each transferee must be a member of such Participant’s “immediate family” or a trust, family limited partnership or other estate planning vehicle established for the exclusive benefit of one or more members of the Participant’s immediate family and (iii) such transfer is specifically approved by the Committee following the receipt of a written request for approval of the transfer; and provided further that any Incentive Stock Option which is amended to permit transfers during the lifetime of the Participant shall,

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upon the effectiveness of such amendment, be treated thereafter as a Nonstatutory Stock Option. In the event a Stock Option is transferred as contemplated in this Section, such transfer shall become effective when approved by the Committee and such Stock Option may not be subsequently transferred by the transferee other than by will or the laws of descent and distribution. Any transferred Stock Option shall continue to be governed by and subject to the terms and conditions of this Plan and the relevant option agreement and the transferee shall be entitled to the same rights as the Participant as if no transfer had taken place. As used in this Section, “immediate family” shall mean, with respect to any person, any spouse, child, stepchild or grandchild, and shall include relationships arising from legal adoptions.

9.4         COMPLIANCE WITH GOVERNMENT REGULATIONS

(a)       The Company shall not be required to issue or deliver shares or make payment upon any right granted under the Plan prior to complying with the requirements of any governmental authority in connection with the authorization, issuance or sale of such shares.

(b)       The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts entered into and performed entirely in such State.

9.5         RIGHTS AS A SHAREHOLDER

Except as otherwise provided by the Plan or in the applicable award agreement, the recipient of any grant under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued in the name of such recipient.

9.6         UNFUNDED PLAN

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or separate funds. With respect to any payment not yet made to a Participant, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company.

9.7         OTHER COMPENSATION PLANS

Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is needed.

9.8         TERMINATION OF EMPLOYMENT – CERTAIN FORFEITURES

Notwithstanding any other provision of the Plan (other than provisions regarding Change in Control) and except for Performance Restricted Shares, Restricted Stock Awards and Restricted Stock Units which would otherwise be free of restrictions and the receipt of which has been deferred pursuant to Section 6.2, a Participant shall have no right to exercise any Stock Option or Stock Appreciation Right or receive payment of any Performance Restricted Share,

 19

Restricted Stock Award or Restricted Stock Unit if the Participant is discharged for willful, deliberate or gross misconduct as determined by the Committee in its sole discretion. Furthermore, notwithstanding any other provision of the Plan to the contrary, in the event that a Participant receives or is entitled to cash or the delivery or vesting of shares of Common Stock pursuant to an award during the 12 month period prior to the Participant’s termination of employment with the Company, then the Committee, in its sole discretion, may require the Participant to return or forfeit the cash and/or Stock received with respect to an Award (or its economic value as of: (i) the date of the exercise of Stock Options or Stock Appreciation Rights; (ii) the date immediately following the end of the Restricted Period for Restricted Stock Awards and Restricted Stock Units or the end of the vesting period for Performance Restricted Shares; (iii) the date of grant with respect to Stock Awards in the event that the Participant: (y) is discharged for willful, deliberate or gross misconduct, as determined by the Committee in its sole discretion or (z) engages in any business or enters into any employment which the Committee in its sole discretion determines to be: (1) directly or indirectly competitive with the business of the Company or (2) substantially injurious to the Company’s financial interest. A Participant may request the Committee in writing to determine whether any proposed business or employment activity would justify such a forfeiture. Such a request shall fully describe the proposed activity and the Committee’s determination shall be limited to the specific activity so described. The Committee’s right to require forfeiture under this Section 9.8 must be exercised within 90 days after the discovery of an occurrence triggering the Committee’s right to require forfeiture but in no event later than 24 months after the Participant’s termination of employment with the Company.

9.9         BOOK ENTRY

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for delivery of stock certificates through the use of book entry.

ARTICLE X

AMENDMENT AND TERMINATION

10.1       AMENDMENT AND TERMINATION

The Board of Directors may modify, amend, suspend or terminate the Plan at any time in its discretion, except that, to the extent approval of the shareholders is required by applicable law, rule or regulation or shareholder approval is otherwise deemed appropriate by the Board. No modification, amendment or termination of the Plan shall adversely affect the rights of a Participant under a grant previously made to him without the consent of such Participant.

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ARTICLE XI

EFFECTIVE DATE AND DURATION OF PLAN

11.1       EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective as of March 14, 2017, subject to its approval and adoption at the Annual Meeting of the shareholders on May 16, 2017. All rights granted under the Plan must be granted within ten years from its adoption date by the shareholders of the Company. Any rights outstanding ten years after the adoption of the Plan may be exercised within the periods prescribed under or pursuant to the Plan.

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CODORUS VALLEY BANCORP, INC. 105 LEADER HEIGHTS ROAD P.O. BOX 2887 YORK, PA 17405-2887

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 15, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 15, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E24141-P87983	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CODORUS VALLEY BANCORP, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4.

1.	Election of Directors	☐	☐	☐
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line above.
	Nominees:	For	Withhold	For All
		All	All	Except
01) D. Reed Anderson, Esq.
02) MacGregor S. Jones
03) Larry J. Miller
						For	Against	Abstain

2.	Approve an advisory, non-binding resolution regarding executive compensation.					☐	☐	☐

3.	Approve the 2017 Codorus Valley Bancorp, Inc. Long-Term Incentive Plan.					☐	☐	☐

4.	Ratify the appointment of BDO USA, LLP as Codorus Valley Bancorp, Inc.’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017.					☐	☐	☐

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 7, 2017.

[Please check] Do you plan to attend the Annual Meeting?		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

V.1.1

CODORUS VALLEY BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 16, 2017

9:00 a.m. Prevailing Time

CODORUS VALLEY CORPORATE CENTER

105 Leader Heights Road

York, PA 17403

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting and Proxy Statement and 2016 Annual Report
are available at www.proxyvote.com.

E24142-P87983

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2017 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of common stock of Codorus Valley Bancorp, Inc. (the “Corporation”) hereby appoints Cindy L. Baugher, Jann Allen Weaver and Wanda Waugh, and each or any of them, proxies of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of common stock of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Codorus Valley Corporate Center, 105 Leader Heights Road, York, Pennsylvania 17403 on Tuesday, May 16, 2017, commencing at 9:00 a.m., prevailing time, and at any adjournment or postponement thereof, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder of record. When a vote is not specified, the proxy holders will vote shares represented by this proxy FOR Proposals 1, 2, 3 and 4, and in accordance with the instructions of the Board of Directors of the Corporation on such other matters that may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN
THE ENCLOSED, POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(continued, and to be marked, dated and signed, on the other side)

See reverse for voting instructions

V.1.1